UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Semi-Annual Report September 30, 2013

Value Fund

Partners Value Fund

Partners III Opportunity Fund

Research Fund

Hickory Fund

Balanced Fund

Short-Intermediate Income Fund

Nebraska Tax-Free Income Fund

Government Money Market Fund

WEITZ®

1983 W 2013

30 YEARS

WEITZ INVESTMENT PHILOSOPHY

Over the 30+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2 Weitz Funds

TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Analyst Corner	7

Fund Information

Value Fund	8

Partners Value Fund	12

Partners III Opportunity Fund	16

Research Fund	22

Hickory Fund	26

Balanced Fund	30

Short-Intermediate Income Fund	36

Nebraska Tax-Free Income Fund	46

Government Money Market Fund	52

Financial Statements	54

Notes to Financial Statements	65

Actual and Hypothetical Expenses for Comparison Purposes	77

Other Information	78

Index Descriptions	82

The management of Weitz Funds has chosen paper for the 80 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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PERFORMANCE SUMMARY
SEPTEMBER 30, 2013

		Total Returns		Average Annual Total Returns
Fund Name	Inception Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception
Value	5/09/86	2.74%	21.19%	16.85%	10.87%	6.09%	7.16%	10.13%	10.97%	10.66%
Russell 1000		6.02	20.91	16.64	10.53	7.98	5.78	8.94	10.13	9.96
Russell 1000 Value		3.94	22.30	16.25	8.86	7.99	6.64	9.17	10.22	10.36
Partners Value(a)	6/01/83	4.62	24.92	17.44	13.90	7.76	8.36	11.15	11.85	12.75
Partners III Opportunity(a)	6/01/83
Institutional Class		5.52	29.32	18.47	17.32	10.30	10.72	12.97	13.21	13.56
Investor Class(b)		5.48	29.03	18.23	17.18	10.23	10.67	12.93	13.18	13.53
Research(a)(c)	4/01/05	4.35	22.74	15.01	15.07	—	—	—	—	7.85
Russell 3000		6.35	21.60	16.76	10.58	8.11	6.01	8.89	10.07	—
Russell 3000 Value		4.23	22.67	16.27	8.88	8.09	6.86	9.22	10.27	—
Hickory	4/01/93	6.41	24.09	17.64	14.79	9.35	6.92	10.70	—	10.83
Russell 2500		9.08	29.79	18.44	12.68	10.38	10.24	10.41	—	10.61
Russell 2500 Value		6.43	27.58	17.12	11.07	10.03	10.32	11.03	—	11.17
S&P 500		5.25	19.33	16.23	10.00	7.56	5.32	8.78	9.93	—
Balanced	10/01/03	2.43	12.67	10.53	9.60	5.78	—	—	—	5.78
Blended Index		3.41	11.09	10.73	8.39	6.45	—	—	—	6.45
Short-Intermediate Income	12/23/88
Institutional Class		1.04	1.55	2.34	4.82	4.07	4.56	5.02	—	5.78
Investor Class(b)		1.00	1.35	2.18	4.72	4.02	4.53	4.99	—	5.76
Barclays Intermediate Credit		0.62	-0.50	2.41	4.95	4.10	4.96	5.36	—	6.42
Nebraska Tax-Free Income(a)	10/01/85	0.59	-0.72	1.83	3.79	3.14	3.70	4.19	4.79	5.13
Barclays 5-Year Muni. Bond		0.87	-0.24	2.71	4.90	3.85	4.47	4.69	5.50	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for each Fund, as stated in the most recent prospectus, and expressed as a percentage of each Fund’s net assets, are: Value, 1.20%; Partners Value, 1.19%; Partners III Opportunity –Institutional Class, 1.60%; Partners III Opportunity – Investor Class, 2.26% (gross); Research, 1.74% (gross); Hickory, 1.26%; Balanced, 1.13%; Short-Intermediate Income – Institutional Class, 0.63%; Short-Intermediate Income – Investor Class, 0.98% (gross); and Nebraska Tax-Free Income, 0.71%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser.
This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.
Index performance is hypothetical and is shown for illustrative purposes only. See page 82 for a description of all indicies.
(a)
Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the “Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Weitz Investment Management, Inc. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b)
Investor Class shares first became available for sale on August 1, 2011. For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.74% (gross) and 0.94% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2014.

4 Weitz Funds

LETTER TO SHAREHOLDERS
OCTOBER 1, 2013

Dear Fellow Shareholder:

Our stock fund returns in the third quarter and first nine months of 2013 have been very strong.

	3 Months	9 Months
Value	2.74%	21.12%
Partners Value	4.62	21.44
Partners III—
Institutional Class	5.52	25.11
Hickory	6.41	19.79
Research	4.35	25.54
Balanced	2.43	11.02
S&P 500	5.25	19.79

We are now four and a half years into the recovery from the worst bear market in decades. This means that our results over the past one, three and five years are very good (see table on opposite page). Shareholders might be more interested, though, in the full-cycle numbers shown below. The first table shows average annual returns for each period and the second shows cumulative returns. In each table, the first column shows the 18-month period of general market decline. The second shows the 4½ year recovery (so far). The final column shows returns for the full 6-year period.

	Average Annual Returns
	9/30/07 to	3/31/09	9/30/07 to
	3/31/09	to 9/30/13	9/30/13
Value	-36.85%	22.07%	3.53%
Partners Value	-32.57	23.23	5.98
Partners III—
Institutional Class	-27.39	25.41	9.40
Hickory	-34.28	25.55	6.80
Balanced	-21.38	15.22	4.72
S&P 500	-33.35	20.53	3.89

	Cumulative Returns
	9/30/07 to	3/31/09	9/30/07 to
	3/31/09	to 9/30/13	9/30/13
Value	-49.85%	145.56%	23.15%
Partners Value	-44.66	156.20	41.77
Partners III—
Institutional Class	-38.15	177.29	71.50
Hickory	-46.75	178.70	48.42
Balanced	-30.32	89.27	31.89
S&P 500	-45.74	131.85	25.80

Considering the trauma of the financial crisis and the “Great Recession,” this is a pretty good advertisement for “staying the course” during turbulent markets. (Dollar cost averaging throughout this period—buying equal dollar amounts at regular intervals—would have produced even better results.)

The returns on the Balanced Fund over this six-year period illustrate the attraction of a fund that holds both stocks and bonds. Brad manages this Fund and adjusts the mix of stocks and bonds according to their relative attractiveness. This Fund is designed for persons who want to delegate to us the asset allocation among stocks, bonds and cash equivalents.

Bonds, as we have discussed in recent letters, have probably come to the end of their 30-year bull market. Their yields are artificially depressed (and prices artificially inflated) by Federal Reserve actions. This leaves bond investors in an awkward position. We do not know when interest rates will rise, but absent a serious recession, they will. When this happens, holders of long-term bonds will be “locked into” current low interest rates and will experience poor returns. For example, a 20-year bond with a 4% interest “coupon” that sells for $1,000 today will become a 19-year bond in one year. If the going rate of interest on 19-year bonds is 6% at that time, that bond will sell at $775. The investor will have collected $40 interest but have a $225 unrealized loss. By contrast, today’s 2-year bond with a 2% coupon will become a 1-year bond a year from now and sell at about $980 if rates on 1-year bonds have risen to 4%. In this case, the investor roughly breaks even—$20 interest collected and $20 price depreciation.

Given our expectation that interest rates will rise over the coming years, Tom Carney has focused our Short-Intermediate Income Fund (and the Nebraska Tax-Free Income Fund) on short, high quality bonds. The strategy is to earn our coupon interest and reinvest the proceeds from maturing bonds into higher yielding new bonds. At some time in the future, bond market conditions will change and we will be adequately compensated for taking both interest rate and (moderate) credit risk, but for now, we are maintaining defensive and conservative bond portfolio positioning.

Portfolio Review and Outlook
Each of the past several quarters, we have written that stock prices seem to be rising faster than the companies’ underlying business values. In our last report, we described our Funds’ top ten stock positions and said that their long-term prospects were good but that they were fairly priced. So, of course, those ten stocks rose by an average of 9% during the 3rd quarter. We are not unhappy or

weitzinvestments.com  5

ungrateful about earning these good returns—that is what we are here for. However, it seems likely that stock prices may be a little ahead of themselves.

The good news is that we believe that this period of stock price inflation is very different from the housing and mortgage market bubble that burst in 2007. Six years ago, home prices were rising rapidly, real estate speculation was rampant, and credit standards were abandoned. Risky mortgages were packaged into mortgage-backed securities of dubious quality, were sold to banks and speculators, and eventually caused hundreds of billions of dollars in losses for the banking system. Liquidity crises arose, bankruptcies were filed, bailouts were arranged, and “extraordinary measures” were taken by the Federal Reserve and the U.S. Treasury. We lived through it (see table earlier in letter), but the country is still in recovery mode.

Because the recovery is weak and unemployment stubbornly high, the Fed is trying to stimulate economic activity by buying $85 billion per month of Treasury and mortgage-backed securities. We believe that quite a bit of this money pumped into bond markets has seeped into other parts of the securities markets—including the U.S. stock market. It also seems likely that the Fed’s promise to keep interest rates low for “an extended period” has attracted speculators who borrow short-term money at very low rates and invest in longer-term bonds which pay higher interest rates (“carry trades”). Hence, stock and bond price inflation.

Nothing is ever as simple as it seems in the world of global economics and stock markets. “Tapering” by the Fed (slowing the rate of bond purchases), and the Fed’s eventual selling of bonds, will inevitably reverse some of the security price inflation that has occurred over the past two years. Europe and China seem likely to cause anxious moments in financial markets, and our own budget and debt ceiling negotiations are likely to be unattractive. But both the U.S. and global economies are growing and good companies around the world are finding ways to grow and increase the value of their businesses. This is why we believe that while the market may well get a correction—perhaps a sharp one—we are not headed back into a financial crisis where investors contemplate the end of the world and sell stocks accordingly.

We own shares in strong companies that have historically coped well with changing economic conditions and we trust them to navigate in turbulent times. We also hold substantial cash reserves in our funds and look forward to redeploying them, but we will be patient. Markets move on their own schedules and our goal is to be opportunistic on your behalf.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

6 Weitz Funds

ANALYST CORNER
A PERSPECTIVE ON TRANSDIGM GROUP

By David Perkins, CFA
TransDigm (TDG) develops, manufactures and sells niche aerospace components, including valves, pumps, sensors, motors, batteries, faucets, seatbelts and latching systems for commercial and military aircraft. The company’s product lineup is proprietary, vast (tens of thousands of SKUs) and diverse (50+ product lines). Its products are installed on almost all of the major commercial platforms currently in production globally, with an estimated installed base of over 70,000 commercial transport, regional transport, military and general aviation fixed wing turbine and rotary wing aircraft. TransDigm generates the bulk of its profits from selling replacement, or “aftermarket,” components.

Firmly Entrenched
Roughly three quarters of TransDigm’s sales come from products where it is the sole-source supplier (i.e. no current substitute exists). All parts on a commercial aircraft require Federal Aviation Administration (FAA) certification, which is an expensive and time consuming process for original equipment manufacturers (OEMs). As a result, aircraft manufacturers typically look to design in and qualify only one supplier per component on new aircraft, particularly for lower priced, less critical parts (the average price of TransDigm’s products is a couple hundred dollars per unit). Once an aircraft is in use, airlines and other users are unlikely (and in many cases unable) to swap to an alternate supplier for replacement parts due to a combination of the potential cost of recertification, safety concerns and the hassle involved in attempting to save money on a negligible portion of operating costs. This relatively unique market structure creates durable, annuity-like income streams for TransDigm, as many aircraft platforms are produced for 20-30 years and flown heavily for a decade or more after production has ended. Time is a friend of the TransDigm owner.

Tailwinds
The popularity of air travel continues to grow. Revenue passenger miles (RPMs) are an industry measure of traffic that adjusts for changes in the size of aircraft and/or distance traveled per flight segment. RPMs have historically been the best predictor of commercial aftermarket demand, which together with the defense aftermarket drives roughly 80% of TransDigm’s profits. Growth in RPMs over the last 40 years has been very consistent (5-6% annually), with only three brief and relatively modest periods of decline (the early ‘90s, post 9/11 and during the Great Recession of ‘08/’09). Each year, Boeing publishes a long-term forecast of industry growth based upon its order flow, recent global traffic patterns and general economic conditions. In its most recent forecast published this past June, Boeing called for 5% annual passenger and cargo traffic growth over the next 20 years. While there will inevitably be periods of faster and slower growth along the way, our work also suggests a steady, upward trajectory in passenger traffic going forward.

Another pillar of TransDigm’s business has been its ability to consistently raise prices at rates exceeding inflation. On average over the last 20 years, we estimate TransDigm has realized a roughly 5% annual increase in the selling price of its components. Importantly, pricing gains have been relatively uniform across its portfolio over time. TDG’s biggest selling SKU is less than 1% of total sales, so no single product or group of products is responsible for the increase. We think TransDigm’s demonstrated ability to increase prices will continue, and believe the combination of rising traffic and price in TDG’s core commercial aftermarket business will continue to generate attractive organic growth well into the future.

Helicopter Ben? We Prefer Airplane Nick
We have a lot of respect for TransDigm’s co-founder, Chairman and CEO Nick Howley. He and the board have instilled an ownership culture and maintained and executed a disciplined acquisition strategy that has created significant wealth for shareholders. TransDigm’s business generates prodigious excess cash flow, which management has deployed principally in two ways: 1) through the purchase of additional “proprietary aerospace businesses with significant aftermarket content,” or 2) via the payment of special dividends to its owners. TDG has largely pursued the latter course when it has been unable to find acquisitions that clear its stringent qualitative and financial hurdles, and has paid a total of $42.50 per share in special dividends over the past 5 years.

We like lumpy, opportunistic M&A stories led by operationally and financially savvy management teams, as few hitters see six or seven consecutive batting practice fastballs. When TransDigm came public in 2006, 90% of sales came from proprietary products and 75% came from components with sole-source positioning. Fast forwarding 7 years and 29 acquisitions later, those two key variables remain unchanged. You won’t find “de-worsification” at TransDigm. As well, we estimate management has earned in the neighborhood of 15% after-tax returns on the roughly $2.7 billion of capital it has deployed over that time frame, handily exceeding its cost of capital. Looking forward, TransDigm still has significant opportunity to continue to acquire high quality, niche aftermarket aerospace platforms. In the event it cannot, TDG’s stated intention is to continue to stamp out solid organic growth, re-lever its balance sheet, and return excess cash flow to shareholders with a goal of producing mid-teens annual total returns. We are pleased to own this very attractive business, managed by a high caliber team, at a healthy discount to our $175-$180 value estimate.

David Perkins, CFA, joined Weitz in January 2004. He graduated from Taylor University in Upland, IN and previously spent three years as an equity analyst with McCarthy Group Asset Management.

weitzinvestments.com  7

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA; Bradley P. Hinton, CFA;
& David A. Perkins, CFA

The Value Fund returned +2.7% during the third calendar quarter, compared to a 5.2% gain for the S&P 500 and a 6.0% increase for the Russell 1000. Through the first nine months of calendar 2013, the Fund increased 21.1% compared to a 19.8% gain for the S&P 500 and a +20.8% return for the Russell 1000. As outlined above, the Value Fund’s year-to-date (YTD) returns have been strong in absolute terms -- which is our primary focus — and acceptable in relative. The Fund’s residual cash position remained elevated at quarter end, representing 28.9% of portfolio assets.

We fear losses more than we fear cash (and believe investors should as well). Relaxing one’s investment standards in a rising and potentially artificially inflated market does not strike us as a recipe for long-term success. In mid-July, the aggregate estimated price-to-value (P/V) ratio of the Value Fund’s equity holdings reached its highest level (0.88) since we began formally tracking it in 2006. For some additional context, our base case business value estimates collectively call for 17-18% annual cash earnings per share growth during 2014 and 2015. As such, we are far from bearish about the prospects for our portfolio companies, but we believe they are getting closer to full credit today for opportunities they have yet to exploit. Not surprisingly, our on-deck list boasts even skinnier margins of safety. For now, Buffett’s rules #1 and #2 carry the day (“The first rule of investing is don’t lose money; the second rule is don’t forget Rule #1”).

Valeant Pharmaceuticals (+21%, +75%), Aon plc (+16%, +35%) and Texas Instruments (+16%, +33%) were among the largest contributors to Fund performance during the quarter and calendar YTD period. Valeant closed its acquisition of 160-year-old Bausch + Lomb in early August, well ahead of schedule. Additional homework during the quarter reinforced our notion of both the quality of assets Valeant purchased and the organic growth opportunities that exist for Bausch over the next several years. We believe the company’s “core” operating platform was enhanced by this transaction and that dermatology and eye care are strong pillars from which management can continue to build shareholder value. Valeant remains the Fund’s largest holding.

Shares of Aon benefitted from excitement surrounding the initial launch of its private health insurance exchanges. While modest contributors to earnings and cash flow today, Aon’s corporate and retiree exchanges present incremental growth avenues that could boost the company’s business value by as much as 10% in time. We took the opportunity to modestly reduce our position in Aon (~15%) amidst the intra-quarter enthusiasm as its discount to our notion of value narrowed. Several years ago during the financial crisis, Texas Instruments (TXN) added significant analog manufacturing capacity at a bargain price. While demand for its semiconductors has gradually improved, the company has yet to benefit from anything approaching full scale utilization. In recent months, however, signs of improved customer confidence have shown up in TI’s order books at a time when inventories remain near historic lows. As well, the company’s integration of National Semiconductor is ahead of expectations and trending favorably versus our (and the company’s) original projections.

Hewlett-Packard (-15%), Mosaic (-20%) and Target Corp (-7%) were the three most significant detractors from third quarter performance. We generally read little into the above near-term stock price activity with one exception – North American fertilizer producer Mosaic’s shares were down for reasons that we believe are unlikely to be temporary. In late July, news of the dissolution of the Belarusian Potash Company (BPC) upended the potash industry’s uniquely attractive duopoly market structure. BPC had functioned as the joint marketing arm of Uralkali (Russian) and Belaruskali (CIS), producers who together represent 30-40% of global potash volumes. The likely result of BPC’s abrupt ending is heightened price competition and lower returns on capital across the industry. We had identified this possibility as a risk factor in our initial industry due diligence and intentionally kept our position in Mosaic relatively small (<1.0% of assets) despite its significant discount to scenarios in which the global potash duopoly remained permanently in place. As the underpinnings for our original thesis of stable-to-moderately-rising potash prices collapsed, we closed our small position in August at a loss.

Overall activity levels during the third quarter were relatively light. We made no new investments, added to positions in TransDigm and Liberty Interactive and trimmed half a dozen positions on the basis of valuation, resulting in a 1.5% increase in residual cash. The aggregate estimated price-to-value (P/V) ratio of the Fund ended the quarter at 0.84, relatively unchanged versus a quarter ago. The Value Fund invests in our best larger company ideas. The Fund’s weighted average market cap is approximately $78 billion and its top twenty holdings represent approximately two-thirds of net assets.

New and Eliminated Securities for Quarter Ended September 30, 2013
New ($mil)	Eliminations ($mil)
None	Mosaic	$5.3

8 Weitz Funds

VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	2.74%	21.19%	16.85%	10.87%	6.09%	7.16%	10.13%	10.97%
S&P 500	5.25	19.33	16.23	10.00	7.56	5.32	8.78	9.93
Russell 1000	6.02	20.91	16.64	10.53	7.98	5.78	8.94	10.13
Russell 1000 Value	3.94	22.30	16.25	8.86	7.99	6.64	9.17	10.22

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period May 9, 1986 through September 30, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1986 (5/9/86)	3.45%	4.14%	-0.69%
1987	-0.54	5.10	-5.64
1988	16.45	16.61	-0.16
1989	22.07	31.69	-9.62
1990	-5.22	-3.10	-2.12
1991	27.63	30.47	-2.84
1992	13.63	7.62	6.01
1993	20.04	10.08	9.96
1994	-9.83	1.32	-11.15
1995	38.37	37.58	0.79
1996	18.69	22.96	-4.27
1997	38.93	33.36	5.57
1998	28.94	28.58	0.36
1999	20.97	21.04	-0.07
2000	19.62	-9.10	28.72
2001	0.24	-11.89	12.13
2002	-17.10	-22.10	5.00
2003	28.73	28.68	0.05
2004	15.74	10.88	4.86
2005	-2.77	4.91	-7.68
2006	21.85	15.79	6.06
2007	-10.35	5.49	-15.84
2008	-40.74	-37.00	-3.74
2009	27.62	26.46	1.16
2010	19.94	15.06	4.88
2011	6.12	2.11	4.01
2012	13.17	16.00	-2.83
2013 (9/30/13)	21.12	19.79	1.33
Since Inception:
Cumulative	1,506.82	1,226.39	280.43
Avg. Annual
Return	10.66	9.89	0.77

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.20% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 9

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	8.0%
Aon plc - CL A	4.5
Berkshire Hathaway, Inc. - CL B	4.5
DIRECTV	3.7
Texas Instruments, Inc.	3.6
Apache Corp.	3.4
Liberty Global plc - Series C	3.4
United Parcel Service, Inc. - CL B	3.3
Wells Fargo & Co.	3.2
Express Scripts Holding Co.	3.1
% of Net Assets	40.7%

Industry Sectors
Consumer Discretionary	16.5%
Information Technology	13.5
Financials	12.2
Health Care	11.1
Energy	7.8
Industrials	5.3
Materials	3.3
Consumer Staples	1.4
Cash Equivalents/Other	28.9
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	21.2%	7.7%	1.46%
Aon plc - CL A	16.0	4.6	0.70
Texas Instruments, Inc.	16.3	3.6	0.55
Liberty Global plc - Series C	11.1	3.3	0.35
United Parcel Service, Inc. - CL B	6.4	3.1	0.20

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Hewlett-Packard Co.	(14.9)%	2.5%	(0.38)%
Target Corp.	(6.5)	2.8	(0.18)
The Mosaic Co.	(19.6)	0.3	(0.12)
DIRECTV	(3.0)	3.9	(0.07)
Microsoft Corp.	(2.8)	2.3	(0.07)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source : FactSet Portfolio Analytics

10 Weitz Funds

VALUE FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2013 • (UNAUDITED)

COMMON STOCKS — 71.1%	Shares	Value
Consumer Discretionary — 16.5%
Cable & Satellite — 7.1%
DIRECTV*	650,000	$38,837,500
Liberty Global plc - Series C*	464,400	35,029,692
		73,867,192
Internet & Catalog Retail — 2.9%
Liberty Interactive Corp. - Series A*	1,300,000	30,511,000
Multiline Retail — 2.7%
Target Corp.	430,000	27,511,400
Movies & Entertainment — 2.0%
The Walt Disney Co.	325,000	20,959,250
Advertising — 1.8%
Omnicom Group, Inc.	300,500	19,063,720
		171,912,562
Information Technology — 13.5%
Semiconductors — 3.6%
Texas Instruments, Inc.	930,000	37,451,100
Internet Software & Services — 2.9%
Google, Inc. - CL A*	35,000	30,656,850
IT Services — 2.5%
Accenture plc - CL A	200,000	14,728,000
Fidelity National Information Services, Inc.	250,000	11,610,000
		26,338,000
Software — 2.4%
Microsoft Corp.	735,000	24,482,850
Computers & Peripherals — 2.1%
Hewlett-Packard Co.	1,060,000	22,238,800
		141,167,600
Financials — 12.2%
Insurance Brokers — 4.5%
Aon plc - CL A	630,000	46,897,200
Property & Casualty Insurance — 4.5%
Berkshire Hathaway, Inc. - CL B*	410,000	46,539,100
Commercial Banks — 3.2%
Wells Fargo & Co.	800,000	33,056,000
		126,492,300
Health Care — 11.1%
Pharmaceuticals — 8.0%
Valeant Pharmaceuticals International, Inc.*	800,000	83,464,000
Health Care Services — 3.1%
Express Scripts Holding Co.*	530,000	32,743,400
		116,207,400
Energy — 7.8%
Oil & Gas Exploration & Production — 7.8%
Apache Corp.	421,000	35,843,940
Range Resources Corp.	410,000	31,114,900
Southwestern Energy Co.*	410,000	14,915,800
		81,874,640
Industrials — 5.3%
Air Freight & Logistics — 3.3%
United Parcel Service, Inc. - CL B	375,000	34,263,750
Aerospace & Defense — 2.0%
TransDigm Group, Inc.	150,000	20,805,000
		55,068,750

	Principal
	amount
	or shares	Value
Materials — 3.3%
Construction Materials — 1.8%
Martin Marietta Materials, Inc.	195,000	$19,143,150
Industrial Gases — 1.5%
Praxair, Inc.	125,000	15,026,250
		34,169,400
Consumer Staples — 1.4%
Beverages — 1.4%
Diageo plc - Sponsored ADR	115,000	14,614,200
Total Common Stocks
(Cost $454,453,141)		741,506,852

CASH EQUIVALENTS — 29.1%
U.S. Treasury Bills — 27.8%
U.S. Treasury Bills, 0.005% to 0.061%,
10/03/13 to 12/26/13(a)	$290,000,000	289,997,090
Money Market Funds — 1.3%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	12,991,691	12,991,691
Total Cash Equivalents
(Cost $302,989,019)		302,988,781
Total Investments in Securities
(Cost $757,442,160)		1,044,495,633
Other Liabilities in Excess of Other Assets — (0.2%)		(2,307,074)
Net Assets — 100.0%		$1,042,188,559
Net Asset Value Per Share		$41.24

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2013.

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 11

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Bradley P. Hinton, CFA

The Partners Value Fund returned +4.6% in the third calendar quarter, compared to +5.2% for the S&P 500 and +6.4% for the Russell 3000. For the calendar year-to-date, the Fund returned +21.4% compared to +19.8% for the S&P 500 and +21.3% for the Russell 3000. It has been a very good year, with stocks enjoying strong gains. Large contributors for both periods included Valeant Pharmaceuticals (+21% in the quarter, +75% year-to-date), FLIR Systems (+17%, +42%) and Aon plc (+16%, +35%). We think Valeant has created significant value per share this year, most notably with the Bausch + Lomb acquisition which added eye care products to its operating platform. FLIR Systems returned to organic growth in the second quarter, and prospects are bright for its commercial segment, in particular, over the next few years. Aon’s core businesses are doing well, and its stock gathered momentum after Walgreens announced plans to provide employee health insurance through Aon Hewitt’s corporate group health exchange.

In addition to the companies mentioned above, several consumer discretionary stocks were notable contributors during the quarter. Live Nation (+20%) reported better-than-expected quarterly results as a strong concert season boosted operating earnings. Iconix Brand Group (+13%) continued to generate free cash flow from its capital-lite business model. Management accelerated per share value growth by repurchasing loads of stock at attractive prices earlier this year. Liberty Media Corporation’s (+16%) primary investments in Sirius XM Radio and Charter Communications both increased in value on solid results. Outerwall (formerly Coinstar, -15%) was the largest detractor as the company reduced guidance at its Redbox division. In an interesting twist after quarter end, a prominent activist investor reported a 13.5% ownership stake and pressed management to explore strategic alternatives. The stock is up materially as of this writing, and we will continue to monitor developments as they unfold.

Portfolio activity was light during the quarter. We bought shares of Range Resources, a domestic natural gas producer with crown jewel acreage in the Southwest Pennsylvania portion of the Marcellus shale. The company recently increased its estimated ultimate recoveries across the Marcellus field due to continued strong drilling results. We also added a new position in TransDigm Group, a leading manufacturer of commercial aerospace components. Dave Perkins details our investment thesis in this quarter’s Analyst Corner feature. We increased our holdings of Redwood Trust when the stock traded back under $17 early in the quarter. Volatile mortgage market conditions continued to impact the securitization economics for jumbo loans, Redwood’s core business. We think the company remains well positioned to benefit as private capital plays an increasing role in funding the U.S. mortgage market over time. Finally, we sold Omnicare when the stock traded above our estimate of business value. After some early ups and downs, Omnicare was a profitable testament to our team’s long-term approach. Special thanks to Chairman Denny Shelton for his service and leadership over the past three years.

For the vast majority of our holdings, we neither bought nor sold. We have plenty of reserves as compelling opportunities for purchase are sparse. We like our companies and think that their longer-term business outlooks are solid. As a result, our general approach has been to ‘let them work’ rather than ‘trade around the edges’ as long as their valuations are not stretched. This ‘hands-off’ tactical decision to sell slowly as stock prices have risen has helped the Fund keep pace in a strong market, despite our hefty residual cash position equal to 29% of net assets.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. The portfolio remains tilted to larger companies with strong competitive positions, relatively stable cash flows, able managements and sturdy balance sheets. Roughly two-thirds of the Fund’s equity holdings are in large-cap companies (market capitalization greater than $10B), with the remainder split between medium-sized and smaller businesses.

New and Eliminated Securities for Quarter Ended September 30, 2013
New ($mil)		Eliminations ($mil)
TransDigm Group	$9.8	Omnicare	$20.0
Range Resources	9.5

12 Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	4.62%	24.92%	17.44%	13.90%	7.76%	8.36%	11.15%	11.85%
S&P 500	5.25	19.33	16.23	10.00	7.56	5.32	8.78	9.93
Russell 3000	6.35	21.60	16.76	10.58	8.11	6.01	8.89	10.07
Russell 3000 Value	4.23	22.67	16.27	8.88	8.09	6.86	9.22	10.27

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period June 1, 1983 through September 30, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners		Relative
	Value	S&P 500	Results
Year	(1)	(2)	(1)-(2)
1983 (6/1/83)	9.90%	4.15%	5.75%
1984	14.50	6.10	8.40
1985	40.70	31.60	9.10
1986	11.10	18.60	-7.50
1987	4.30	5.10	-0.80
1988	14.90	16.61	-1.71
1989	20.30	31.69	-11.39
1990	-6.30	-3.10	-3.20
1991	28.10	30.47	-2.37
1992	15.10	7.62	7.48
1993	23.00	10.08	12.92
1994	-9.03	1.32	-10.35
1995	38.67	37.58	1.09
1996	19.14	22.96	-3.82
1997	40.62	33.36	7.26
1998	29.07	28.58	0.49
1999	22.05	21.04	1.01
2000	21.07	-9.10	30.17
2001	-0.86	-11.89	11.03
2002	-16.99	-22.10	5.11
2003	25.38	28.68	-3.30
2004	14.99	10.88	4.11
2005	-2.42	4.91	-7.33
2006	22.53	15.79	6.74
2007	-8.54	5.49	-14.03
2008	-38.06	-37.00	-1.06
2009	31.30	26.46	4.84
2010	27.49	15.06	12.43
2011	2.19	2.11	0.08
2012	17.92	16.00	1.92
2013 (9/30/13)	21.44	19.79	1.65
Since Inception:
Cumulative
Return	3,724.49	2,102.86	1,621.63
Avg. Annual
Return	12.75	10.72	2.03

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.19% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 13

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	5.1%
Aon plc - CL A	4.3
Berkshire Hathaway, Inc. - CL B	4.0
DIRECTV	3.6
FLIR Systems, Inc.	3.5
Redwood Trust, Inc.	3.5
Texas Instruments, Inc.	3.5
Iconix Brand Group, Inc.	3.5
Liberty Global plc - Series C	3.2
Wells Fargo & Co.	3.0
% of Net Assets	37.2%

Industry Sectors
Consumer Discretionary	23.3%
Financials	14.8
Information Technology	14.1
Health Care	9.7
Energy	5.2
Materials	1.8
Industrials	1.0
Consumer Staples	0.9
Cash Equivalents/Other	29.2
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	21.2%	4.9%	0.92%
Aon plc - CL A	16.0	4.0	0.60
Redwood Trust, Inc.	17.6	3.2	0.54
FLIR Systems, Inc.	16.8	3.6	0.54
Texas Instruments, Inc.	16.3	3.4	0.51

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Outerwall, Inc.	(14.8)%	1.6%	(0.22)%
Target Corp.	(6.5)	2.4	(0.15)
DIRECTV	(3.0)	3.9	(0.08)
Microsoft Corp.	(2.8)	2.0	(0.07)
Laboratory Corp. of America Holdings	(1.0)	2.2	(0.03)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

14 Weitz Funds

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2013 • (UNAUDITED)

COMMON STOCKS — 70.8%	Shares	Value
Consumer Discretionary — 23.3%
Cable & Satellite — 6.8%
DIRECTV*	575,000	$34,356,250
Liberty Global plc - Series C*	405,000	30,549,150
		64,905,400
Textiles, Apparel & Luxury Goods — 3.5%
Iconix Brand Group, Inc.*	1,000,000	33,220,000
Internet & Catalog Retail — 3.2%
Liberty Interactive Corp. - Series A*	1,000,000	23,470,000
Liberty Ventures - Series A*	80,000	7,053,600
		30,523,600
Hotels, Restaurants & Leisure — 2.5%
Interval Leisure Group, Inc.	1,000,000	23,630,000
Broadcasting — 2.4%
Liberty Media Corp. - Series A*	155,000	22,808,250
Multiline Retail — 2.2%
Target Corp.	325,000	20,793,500
Movies & Entertainment — 1.4%
Live Nation Entertainment, Inc.*	700,000	12,985,000
Specialized Consumer Services — 1.3%
Outerwall, Inc.*	250,000	12,497,500
		221,363,250
Financials — 14.8%
Insurance Brokers — 4.3%
Aon plc - CL A	550,000	40,942,000
Property & Casualty Insurance — 4.0%
Berkshire Hathaway, Inc. - CL B*	340,000	38,593,400
Mortgage REITs — 3.5%
Redwood Trust, Inc.	1,700,000	33,473,000
Commercial Banks — 3.0%
Wells Fargo & Co.	700,000	28,924,000
		141,932,400
Information Technology — 14.1%
Internet Software & Services — 3.9%
Google, Inc. - CL A*	28,000	24,525,480
XO Group, Inc.*	979,305	12,652,620
		37,178,100
Electronic Equipment & Instruments — 3.5%
FLIR Systems, Inc.	1,075,000	33,755,000
Semiconductors — 3.5%
Texas Instruments, Inc.	825,000	33,222,750
Software — 2.0%
Microsoft Corp.	575,000	19,153,250
IT Services — 1.2%
Fidelity National Information Services, Inc.	250,000	11,610,000
		134,919,100
Health Care — 9.7%
Pharmaceuticals — 5.1%
Valeant Pharmaceuticals International, Inc.* (c)	470,000	49,035,100
Health Care Services — 4.6%
Express Scripts Holding Co.*	375,000	23,167,500
Laboratory Corp. of America Holdings*	210,000	20,819,400
		43,986,900
		93,022,000

	Principal
	amount
	or shares	Value
Energy — 5.2%
Oil & Gas Exploration & Production — 5.2%
Apache Corp.	275,000	$23,413,500
Southwestern Energy Co.*	450,000	16,371,000
Range Resources Corp.	125,000	9,486,250
		49,270,750
Materials — 1.8%
Construction Materials — 1.8%
Martin Marietta Materials, Inc.	172,500	16,934,325
Industrials — 1.0%
Aerospace & Defense — 1.0%
TransDigm Group, Inc.	70,000	9,709,000
Consumer Staples — 0.9%
Food & Staples Retailing — 0.9%
CVS Caremark Corp.	150,000	8,512,500
Total Common Stocks
(Cost $424,120,969)		675,663,325
CASH EQUIVALENTS — 29.5%
U.S. Treasury Bills — 28.3%
U.S. Treasury Bills, 0.005% to 0.061%,
10/03/13 to 12/26/13(a)	$270,000,000	269,997,410
Money Market Funds — 1.2%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	11,261,068	11,261,068
Total Cash Equivalents
(Cost $281,258,860)		281,258,478
Total Investments in Securities
(Cost $705,379,829)		956,921,803
Options Written — (0.1%)		(580,000)
Other Liabilities in Excess of Other Assets — (0.2%)		(2,010,175)
Net Assets — 100.0%		$954,331,628
Net Asset Value Per Share		$30.13

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Valeant Pharmaceuticals
International, Inc.	Oct. 2013 / $90	40,000	$(580,000)
Total Options Written
(premiums received $568,990)			$(580,000)

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2013.
(c)	Fully or partially pledged as collateral on outstanding written options.

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 15

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz, CFA

The Partners III Opportunity Fund’s Institutional Class returned +5.5% in the third calendar quarter, compared to +5.2% for the S&P 500 and +6.4% for the Russell 3000. For the calendar year-to-date, the Fund returned +25.1% compared to +19.8% for the S&P 500 and +21.3% for the Russell 3000. It has been a very good year, fueled by stock picking. Outsized positions in several top performers contributed to the Fund’s results. Examples include Valeant Pharmaceuticals (+21% in the quarter, +75% year-to-date), Live Nation (+20%, +99%) and Iconix Brand Group (+13%, +49%). We think Valeant has created significant value per share this year, most notably with the Bausch + Lomb acquisition which added eye care products to its operating platform. Live Nation prevailed in its arbitration with ticketing rival CTS Eventim, which removed a long-standing overhang on the stock. Iconix Brand Group continued to generate free cash flow from its capital-lite business model. Management accelerated per share value growth by repurchasing loads of stock at attractive prices earlier this year.

In addition to the companies mentioned above, key contributors for the quarter included Liberty Media Corporation (+16%), Aon plc (+16%) and Texas Instruments (+16%). Liberty Media’s primary investments in Sirius XM Radio and Charter Communications both increased in value on solid results. Aon’s core businesses are doing well, and its stock gathered momentum after Walgreens announced plans to provide employee health insurance through Aon Hewitt’s corporate group health exchange. Texas Instruments continued to return free cash flow to shareholders, and the stock drifted higher as the market outlook for analog and embedded semiconductors slowly improved. The Fund’s short positions in broad-based stock ETF’s detracted from results, as expected in a rising market.

We bought small positions in World Fuel Services and FTI Consulting during the quarter. World Fuel is a marketer and reseller of fuel and related products and services to the aviation, marine and land transportation markets. Customers benefit as World Fuel aggregates demand and negotiates better terms on their behalf. Producers benefit from the large-scale demand that World Fuel brings to the table in a single relationship. We expect World Fuel to extend its scale advantages over time through acquisitions. FTI Consulting includes a diverse group of professional consulting businesses. From a portfolio standpoint, we like the counter-cyclical ballast provided by the company’s financial restructuring and forensic accounting practices.

We sold Omnicare when the stock traded above our estimate of business value. After some early ups and downs, Omnicare was a profitable testament to our team’s long-term approach. Special thanks to Chairman Denny Shelton for his service and leadership over the past three years. We also eliminated our small remaining position in SandRidge Energy. SandRidge was a disappointing investment that fell well short of our standards. As our net asset value estimate continued to erode, we closed the position at a loss and focused instead on higher conviction energy holdings including Range Resources and Apache.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes and typically maintains short positions. Partners III is approximately 56% “net long” at quarter end, down slightly from June. Our long positions declined to 71% of net assets, as we think it is likely that stock prices are a little ahead of themselves. Our long weighting is historically low because valuations are relatively high, and we are finding few bargains in our search for value. Our effective short positions represent 16% of net assets. The Fund’s shorts include small, mid and large-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended September 30, 2013
New ($mil)		Eliminations ($mil)
World Fuel Services	$4.5	Omnicare	$4.9
FTI Consulting	0.8	SandRidge Energy	2.5

16 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III – Institutional Class	5.52%	29.32%	18.47%	17.32%	10.30%	10.72%	12.97%	13.21%
S&P 500	5.25	19.33	16.23	10.00	7.56	5.32	8.78	9.93
Russell 3000	6.35	21.60	16.76	10.58	8.11	6.01	8.89	10.07
Russell 3000 Value	4.23	22.67	16.27	8.88	8.09	6.86	9.22	10.27

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in Partners III – Institutional Class for the period June 1, 1983 through September 30, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.60%	4.15%	4.45%
1984	11.20	6.10	5.10
1985	38.55	31.60	6.95
1986	8.45	18.60	-10.15
1987	-1.38	5.10	-6.48
1988	19.48	16.61	2.87
1989	19.36	31.69	-12.33
1990	-5.47	-3.10	-2.37
1991	23.19	30.47	-7.28
1992	13.53	7.62	5.91
1993	32.29	10.08	22.21
1994	-11.13	1.32	-12.45
1995	43.33	37.58	5.75
1996	25.02	22.96	2.06
1997	37.07	33.36	3.71
1998	10.88	28.58	-17.70
1999	10.56	21.04	-10.48
2000	32.40	-9.10	41.50
2001	6.63	-11.89	18.52
2002	-16.12	-22.10	5.98
2003	42.64	28.68	13.96
2004	22.11	10.88	11.23
2005	-0.69	4.91	-5.60
2006	20.39	15.79	4.60
2007	-12.86	5.49	-18.35
2008	-34.45	-37.00	2.55
2009	42.05	26.46	15.59
2010	33.03	15.06	17.97
2011	5.56	2.11	3.45
2012	12.91	16.00	-3.09
2013 (9/30/13)	25.11	19.79	5.32
Since Inception:
Cumulative
Return	4,641.52	2,102.86	2,538.66
Avg. Annual
Return	13.56	10.72	2.84

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent prospectus are 1.60% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	7.1%
DIRECTV	4.1
Aon plc - CL A	3.9
Wells Fargo & Co.	3.9
Redwood Trust, Inc.	3.8
Berkshire Hathaway, Inc. - CL B	3.6
Liberty Media Corp. - Series A	3.5
Live Nation Entertainment, Inc.	3.4
Texas Instruments, Inc.	3.2
Liberty Global plc - Series C	3.1
% of Net Assets	39.6%

Industry Sectors
Consumer Discretionary	26.2%
Financials	15.2
Health Care	9.6
Information Technology	9.6
Energy	5.4
Industrials	2.7
Materials	1.7
Exchange Traded Funds	1.1
Securities Sold Short	(10.4)
Short Proceeds/Other	38.9
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	21.2%	7.1%	1.39%
Live Nation Entertainment, Inc.	19.7	3.4	0.63
Redwood Trust, Inc.	17.6	3.6	0.62
Aon plc - CL A	16.0	3.9	0.58
Liberty Media Corp. - Series A	16.1	3.7	0.57

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Ishares Russell 2000 Fund (short)	10.5%	(3.7)%	(0.39)%
Ishares Russell Midcap Fund (short)	7.8	(2.8)	(0.22)
SPDR S&P 500 ETF Trust (short)	5.6	(2.8)	(0.17)
Ishares Russell 2000 Value Fund (short)	7.7	(1.3)	(0.10)
DIRECTV	(3.0)	4.6	(0.10)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2013 • (UNAUDITED)

COMMON STOCKS — 70.4%	Shares	Value
Consumer Discretionary — 26.2%
Cable & Satellite — 7.2%
DIRECTV*	650,000	$38,837,500
Liberty Global plc - Series C* (b)	400,000	30,172,000
		69,009,500
Broadcasting — 4.7%
Liberty Media Corp. - Series A* (b)	230,000	33,844,500
Cumulus Media, Inc. - CL A*	2,100,000	11,130,000
		44,974,500
Internet & Catalog Retail — 3.8%
Liberty Interactive Corp. - Series A* (b)	970,000	22,765,900
Liberty Ventures - Series A* (b)	160,000	14,107,200
		36,873,100
Movies & Entertainment — 3.4%
Live Nation Entertainment, Inc.*	1,750,000	32,462,500
Textiles, Apparel & Luxury Goods — 3.1%
Iconix Brand Group, Inc.*	900,000	29,898,000
Hotels, Restaurants & Leisure — 2.1%
Interval Leisure Group, Inc.	840,000	19,849,200
Advertising — 1.9%
National CineMedia, Inc.	940,000	17,728,400
		250,795,200
Financials — 15.2%
Insurance Brokers — 3.9%
Aon plc - CL A(b)	500,000	37,220,000
Commercial Banks — 3.9%
Wells Fargo & Co.(b)	900,000	37,188,000
Mortgage REITs — 3.8%
Redwood Trust, Inc.(b)	1,870,000	36,820,300
Property & Casualty Insurance — 3.6%
Berkshire Hathaway, Inc. - CL B* (b)	300,000	34,053,000
		145,281,300
Health Care — 9.6%
Pharmaceuticals — 7.1%
Valeant Pharmaceuticals International, Inc.* (b)	650,000	67,814,500
Health Care Services — 2.5%
Laboratory Corp. of America Holdings* (b)	250,000	24,785,000
		92,599,500
Information Technology — 9.6%
Semiconductors — 3.2%
Texas Instruments, Inc.	750,000	30,202,500
Internet Software & Services — 2.4%
Google, Inc. - CL A* (b)	15,000	13,138,650
XO Group, Inc.*	730,000	9,431,600
		22,570,250
Electronic Equipment & Instruments — 1.8%
FLIR Systems, Inc.	560,000	17,584,000
Software — 1.3%
Microsoft Corp.	380,000	12,657,800
IT Services — 0.9%
CACI International, Inc. - CL A*	130,000	8,984,300
		91,998,850

	Shares	Value
Energy — 5.4%
Oil & Gas Exploration & Production — 4.9%
Apache Corp.(b)	275,000	$23,413,500
Range Resources Corp.(b)	220,000	16,695,800
Southwestern Energy Co.*	200,000	7,276,000
		47,385,300
Oil & Gas Refining & Marketing — 0.5%
World Fuel Services Corp.	120,000	4,477,200
		51,862,500
Industrials — 2.7%
Aerospace & Defense — 2.2%
TransDigm Group, Inc.(b)	153,700	21,318,190
Machinery — 0.4%
Intelligent Systems Corp.* # †	2,270,000	3,427,700
Research & Consulting Services — 0.1%
FTI Consulting, Inc.*	25,000	945,000
		25,690,890
Materials — 1.7%
Construction Materials — 1.7%
Martin Marietta Materials, Inc.(b)	165,700	16,266,769
Total Common Stocks
(Cost $407,351,512)		674,495,009

EXCHANGE TRADED FUNDS — 1.1%
ProShares Short 20+ Year Treasury Fund*	330,000	10,569,900
(Cost $10,359,627)

	Expiration	Shares
PUT	date/	subject
OPTIONS* — 0.1%	Strike price	to option
Put Options
S&P 500 Index	Dec. 2013 / $1,590	10,000	211,000
S&P 500 Index	Jan. 2014 / $1,650	10,000	440,000
Total Put Options
(premiums paid $1,450,500)			651,000

CASH EQUIVALENTS — 28.6%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $273,686,123)	273,686,123	273,686,123
Total Investments in Securities
(Cost $692,847,762)		959,402,032
Due From Broker(b) — 10.3%		98,636,806
Securities Sold Short — (10.1%)		(96,279,200)
Options Written — (0.3%)		(3,367,500)
Other Liabilities in Excess of Other Assets — (0.1%)		(630,476)
Net Assets — 100.0%		$957,761,662
Net Asset Value Per Share - Institutional Class		$15.68
Net Asset Value Per Share - Investor Class		$15.58

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 19

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

SECURITIES SOLD SHORT — (10.1%)	Shares	Value
Ishares Russell 2000 Fund	320,000	$(34,118,400)
Ishares Russell 2000 Value Fund	130,000	(11,913,200)
Ishares Russell Midcap Fund	180,000	(25,032,600)
SPDR S&P 500 ETF Trust	150,000	(25,215,000)
Total Securities Sold Short
(proceeds $73,023,229)		$(96,279,200)

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Google, Inc. - CL A	Oct. 2013 / $900	2,500	$(30,750)
Google, Inc. - CL A	Jan. 2014 / $880	2,500	(98,750)
Valeant Pharmaceuticals
International, Inc.	Oct. 2013 / $90	100,000	(1,450,000)
			(1,579,500)
Uncovered Call Options
S&P 500 Index	Dec. 2013 / $1,590	10,000	(1,093,000)
S&P 500 Index	Jan. 2014 / $1,650	10,000	(695,000)
			(1,788,000)
Total Options Written
(premiums received $3,011,541)			$(3,367,500)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2013.
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

20 Weitz Funds	The accompanying notes form an integral part of these financial statements.

This page has been left blank intentionally.

weitzinvestments.com 21

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan A. Baker, CFA; Barton B. Hooper, CFA;
David A. Perkins, CFA; & Andrew S. Weitz

The Research Fund returned +4.3% in the third calendar quarter, compared to +5.2% for the S&P 500, +6.4% for the Russell 3000 and +4.2% for the Russell 3000 Value. For the calendar year-to-date, the Fund returned +25.5% compared to +19.8% for the S&P 500, +21.3% for the Russell 3000 and +20.7% for the Russell 3000 Value.

Key contributors to Fund performance for the third quarter were ITT Educational Services (+27%), Valeant Pharmaceuticals (+21%) and FLIR Systems (+17%). Valeant’s shares continued to perform as the market reacted to positive management disclosures regarding the company’s acquisition of Bausch + Lomb which closed in early August. ITT’s shares continued their recovery from a steep decline in the prior year as investors become comfortable that business performance will improve over time. Detractors from Fund performance in the third quarter included Hewlett Packard (-15%), which gave back a portion of its considerable gains from the 1st quarter as investors came to the realization that the company’s transformation will be a multi-year process. Outerwall (formerly Coinstar, -15%) also declined significantly when management pre-announced poor results in its Redbox DVD unit. We believe Outerwall’s announcement reflects poor tactical strategy by management with respect to pricing and promotion as opposed to a serious strategic issue.

Significant contributors to calendar year-to-date performance were ITT (+79%), Valeant (+75%) and FLIR (+42%). Hewlett-Packard (+50%) also was a significant contributor due to its strong first quarter price performance. Detractors for the nine months included Outerwall and new portfolio holding World Fuel Services. World Fuel shares experienced a significant decline over concerns of potential liability stemming from the tragic train accident that occurred in Lac-Megantic, Quebec in July. While it is still too early to quantify any potential impact, we believe the company has more than adequate insurance, cash and borrowing capacity to meet any potential obligations and that long-term business value will not be materially affected.

The Fund initiated two new investments during the quarter. World Fuel Services Corp. is a marketer and reseller of fuel, fuel-related products and services for the aviation, marine and land transportation markets. In most cases, World Fuel contracts with third parties for the delivery and/or storage of fuel in an “asset-lite” business model. Fuel consumers (e.g. airlines, marine shippers, gas stations) benefit as World Fuel can aggregate demand and negotiate better terms on their behalf. Producers benefit from having a single relationship with large scale demand. The company will benefit from additional industry consolidation, a likely return of oil price volatility (driving demand for hedging programs, etc.) and a slow, steady economic recovery that sustains the world’s continued need for petroleum based products.

Brown & Brown, Inc. makes a return appearance to the Fund. We continued monitoring the company after exiting our position in early 2012 and believe that incremental acquisitions combined with an improving core retail insurance market puts the share price meaningfully below our estimate of business value once again.

We sold Omnicare as its stock price approached our estimate of business value. Several holdings also were reduced due to continued price appreciation. The elimination of Omnicare, the trimming of several positions, and the initiation of the two investments described above left the Fund’s cash holdings unchanged at 22%.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds, including potentially higher levels of concentration, position sizes and turnover.

New and Eliminated Securities for Quarter Ended September 30, 2013
New ($000’s)		Eliminations ($000’s)
World Fuel Services	$384	Omnicare	$281
Brown & Brown	341

22 Weitz Funds

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
					Since
	3 Mos.	1 Year	3 Year	5 Year	Inception
Research	4.35%	22.74%	15.01%	15.07%	7.85%
S&P 500	5.25	19.33	16.23	10.00	6.46
Russell 3000	6.35	21.60	16.76	10.58	6.96
Russell 3000 Value	4.23	22.67	16.27	8.88	5.93

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through September 30, 2013, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Research	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2005 (4/1/05)	4.01%	7.22%	-3.21%
2006	21.83	15.79	6.04
2007	-13.41	5.49	-18.90
2008	-30.72	-37.00	6.28
2009	38.84	26.46	12.38
2010	30.32	15.06	15.26
2011	4.16	2.11	2.05
2012	5.74	16.00	-10.26
2013 (9/30/13)	25.54	19.79	5.75
Since Inception:
Cumulative
Return	90.13	70.31	19.82
Avg. Annual
Return	7.85	6.46	1.39

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent prospectus are 1.74% (gross) and 0.94% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2014. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 23

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Outerwall, Inc.	8.2%
Valeant Pharmaceuticals International, Inc.	5.4
FTI Consulting, Inc.	4.9
FLIR Systems, Inc.	4.8
Microsoft Corp.	4.4
DIRECTV	3.7
Apache Corp.	3.6
Berkshire Hathaway, Inc. - CL B	3.4
ITT Educational Services, Inc.	3.3
Aon plc - CL A	3.1
% of Net Assets	44.8%

Industry Sectors
Information Technology	27.0%
Consumer Discretionary	23.4
Financials	8.1
Health Care	6.7
Industrials	6.2
Energy	5.4
Consumer Staples	1.5
Cash Equivalents/Other	21.7
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	21.2%	5.1%	0.99%
ITT Educational Services, Inc.	27.0	3.6	0.95
FLIR Systems, Inc.	16.8	5.1	0.92
FTI Consulting, Inc.	14.9	3.7	0.66
Aon plc - CL A	16.0	2.9	0.43

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Outerwall, Inc.	(14.8)%	9.5%	(1.36)%
Hewlett-Packard Co.	(14.9)	3.0	(0.40)
Microsoft Corp.	(2.8)	4.5	(0.13)
DIRECTV	(3.0)	3.9	(0.09)
Target Corp.	(6.5)	1.3	(0.08)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

24 Weitz Funds

RESEARCH FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2013 • (UNAUDITED)

COMMON STOCKS — 78.3%	Shares	Value
Information Technology — 27.0%
Software — 7.6%
Microsoft Corp.	28,415	$946,504
ACI Worldwide, Inc.*	7,000	378,420
Oracle Corp.	9,000	298,530
		1,623,454
IT Services — 5.6%
Fidelity National Information Services, Inc.	7,200	334,368
Sapient Corp.*	21,000	326,970
CACI International, Inc. - CL A*	4,400	304,084
Accenture plc - CL A	3,300	243,012
		1,208,434
Electronic Equipment & Instruments — 4.8%
FLIR Systems, Inc.	32,650	1,025,210
Computers & Peripherals — 4.5%
Hewlett-Packard Co.	27,530	577,579
Apple Inc.	800	381,400
		958,979
Internet Software & Services — 3.0%
XO Group, Inc.*	29,873	385,959
Google, Inc. - CL A*	300	262,773
		648,732
Semiconductors — 1.5%
Texas Instruments, Inc.	8,000	322,160
		5,786,969
Consumer Discretionary — 23.4%
Specialized Consumer Services — 8.2%
Outerwall, Inc.*	35,256	1,762,447
Cable & Satellite — 3.7%
DIRECTV*	13,270	792,882
Education Services — 3.3%
ITT Educational Services, Inc.*	22,960	711,760
Hotels, Restaurants & Leisure — 2.1%
Interval Leisure Group, Inc.	18,817	444,646
Advertising — 1.6%
National CineMedia, Inc.	18,000	339,480
Textiles, Apparel & Luxury Goods — 1.6%
Iconix Brand Group, Inc.*	10,000	332,200
Multiline Retail — 1.5%
Target Corp.	5,000	319,900
Movies & Entertainment — 1.4%
The Walt Disney Co.	4,800	309,552
		5,012,867
Financials — 8.1%
Insurance Brokers — 4.7%
Aon plc - CL A	8,930	664,749
Brown & Brown, Inc.	10,497	336,954
		1,001,703
Property & Casualty Insurance — 3.4%
Berkshire Hathaway, Inc. - CL B*	6,492	736,907
		1,738,610

	Shares	Value
Health Care — 6.7%
Pharmaceuticals — 5.4%
Valeant Pharmaceuticals International, Inc.*	11,140	$1,162,236
Health Care Services — 1.3%
Express Scripts Holding Co.*	4,500	278,010
		1,440,246
Industrials — 6.2%
Research & Consulting Services — 4.9%
FTI Consulting, Inc.*	28,002	1,058,476
Aerospace & Defense — 1.3%
TransDigm Group, Inc.	2,000	277,400
		1,335,876
Energy — 5.4%
Oil & Gas Exploration & Production — 3.6%
Apache Corp.	9,176	781,245
Oil & Gas Refining & Marketing — 1.8%
World Fuel Services Corp.	10,000	373,100
		1,154,345
Consumer Staples — 1.5%
Personal Products — 1.5%
Avon Products, Inc.	15,000	309,000
Total Common Stocks
(Cost $12,512,035)		16,777,913

CASH EQUIVALENTS — 22.1%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $4,731,925)	4,731,925	4,731,925
Total Investments in Securities
(Cost $17,243,960)		21,509,838
Other Liabilities in Excess of Other Assets — (0.4%)		(82,720)
Net Assets — 100.0%		$21,427,118
Net Asset Value Per Share		$12.00

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2013.

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 25

HICKORY FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, CFA & Andrew S. Weitz

The Hickory Fund returned +6.4% in the third calendar quarter compared to a +9.1% return for the Russell 2500. Year-to-date, the Fund gained 19.8% while the Russell gained 25.9%. In 2013, the Fund has delivered strong returns on an absolute basis but has trailed the benchmark. As the year has progressed, stock prices have increased faster than the (satisfactory) increase in the business values of our portfolio companies, and we have trimmed several holdings to better reflect current valuations. As a result, the Fund’s cash position remains elevated and is a headwind for the Fund’s relative performance – a condition we view as neither problematic nor permanent. We continue to look for compelling investments and will gladly act accordingly as they are identified in pursuit of our mission to deliver good absolute returns to shareholders.

For both the quarter and year-to-date our holdings of consumer related businesses have driven roughly half of the Fund’s total return. Within that group, Live Nation Entertainment (3Q: +20%, YTD 2013: +99%), Iconix Brand Group (+13%, +49%), and Liberty Media Corp. (+16%, +34%) were top performers. Earlier this year, Live Nation prevailed in a dispute with CTS Eventim, removing the potential of a legal settlement payment and turning investor attention instead to an improved operating environment and upcoming cost savings from technology upgrades. Iconix continues to execute on its strategy of combining strong free cash flows with opportunistic borrowing to retire its shares at a healthy rate. Investors also cheered John Malone’s return to the U.S. cable industry as Liberty Media purchased a 27% stake in cable company Charter Communications and also reported continued strong results from subsidiary Sirius XM Satellite Radio. Outside of our Consumer holdings, FLIR Systems (+17%) and Redwood (+18%) were also top contributors to third quarter results.

Given the strength of equity prices this year, few of our Fund holdings have delivered negative returns. Outerwall (-15%) was the top detractor from results in the third quarter. Shares in the company, formerly known as Coinstar, fell as they announced results at its Redbox DVD rental division would be below their prior expectations. Subsequent to quarter-end, shares have recovered much of this decline as two activist hedge funds have disclosed holding nearly 18% of Outerwall’s shares. We are attracted to the strong cash flows generated by the mature Coinstar and Redbox businesses and believe that management will allocate them appropriately to drive growth in value per share. Compass Minerals (-9%) suffered as the market for its sulfate of potash specialty fertilizer underwent a significant price reset, the result of significant changes by other industry participants. Importantly, the core salt business is unaffected, and remains the foundation of our investment thesis. World Fuel Services (-7%) shares declined as the world learned that tanker cars carrying products sold by a World Fuel joint venture had derailed in the Canadian city of Lac-Megantic, Quebec. Our thoughts are with those who are impacted by this tragedy, and we continue to monitor the situation.

Also, SandRidge Energy delivered a negative result in the year-to-date period. Drilling results have continued to underwhelm, and consequently we again reduced our business value estimate. Given the stock’s modest recovery as investors cheered the ouster of prior management and our reduced outlook, we elected to sell our remaining shares and look for more compelling opportunities.

The Fund made one “new” investment during the quarter, repurchasing shares of former holding ACI Worldwide. ACI’s crown jewel payment switching business is as strong as ever and the company’s business value has grown materially as a result of three significant acquisitions in the past two years. These acquisitions have advanced the company’s long-term vision of becoming a payments hub for global financial institutions, and we found its valuation compelling. The Fund also materially added to its holdings of TransDigm Group, FTI Consulting and World Fuel Services. These purchases were more than offset by the sale of SandRidge and trims of FLIR Systems, Omnicare, Aon and Prestige Brands Holdings on recent strength. Residual cash holdings grew slightly in the quarter from 31.7% to 33.1%.

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is approximately $5.5 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 33% of net assets.

New and Eliminated Securities for Quarter Ended September 30, 2013
New ($mil)		Eliminations ($mil)
ACI Worldwide	$7.1	SandRidge Energy	$5.0

26 Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Hickory	6.41%	24.09%	17.64%	14.79%	9.35%	6.92%	10.70%
Russell 2500	9.08	29.79	18.44	12.68	10.38	10.24	10.41
Russell 2500 Value	6.43	27.58	17.12	11.07	10.03	10.32	11.03
S&P 500	5.25	19.33	16.23	10.00	7.56	5.32	8.78

Growth of $10,000
Effective June 30, 2008, the Hickory Fund adopted its current principal investment strategy of investing the majority of its assets in smaller and medium sized companies, those with a market capitalization of less than $10 billion at the time of purchase. Prior to July 1, 2008, the Fund’s primary benchmark was the S&P 500.

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period July 1, 2008 through September 30, 2013, as compared with the growth of the Russell 2500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Hickory	Russell	Relative
Year	(1)	2500 (2)	Results (1)-(2)
2008 (7/1/08)	-28.92%	-31.21%	2.29%
2009	36.54	34.39	2.15
2010	38.66	26.71	11.95
2011	1.53	-2.51	4.04
2012	18.98	17.88	1.10
2013 (9/30/13)	19.79	25.89	-6.10
Since 7/1/08:
Cumulative
Return	94.76	69.46	25.30
Avg. Annual
Return	13.52	10.56	2.96

	Hickory	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1993 (4/1/93)	20.27%	5.45%	14.82%
1994	-17.29	1.32	-18.61
1995	40.48	37.58	2.90
1996	35.33	22.96	12.37
1997	39.17	33.36	5.81
1998	33.01	28.58	4.43
1999	36.67	21.04	15.63
2000	-17.24	-9.10	-8.14
2001	-4.65	-11.89	7.24
2002	-29.31	-22.10	-7.21
2003	47.95	28.68	19.27
2004	22.61	10.88	11.73
2005	-0.22	4.91	-5.13
2006	22.80	15.79	7.01
2007	-13.12	5.49	-18.61
2008	-41.59	-37.00	-4.59
2009	36.54	26.46	10.08
2010	38.66	15.06	23.60
2011	1.53	2.11	-0.58
2012	18.98	16.00	2.98
2013 (9/30/13)	19.79	19.79	0.00
Since Inception:
Cumulative
Return	724.75	456.68	268.07
Avg. Annual
Return	10.83	8.73	2.10

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.26% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 27

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Iconix Brand Group, Inc.	4.0%
Liberty Media Corp. - Series A	3.6
FLIR Systems, Inc.	3.5
Redwood Trust, Inc.	3.4
Live Nation Entertainment, Inc.	3.4
Laboratory Corp. of America Holdings	3.4
TransDigm Group, Inc.	3.2
Interval Leisure Group, Inc.	3.0
National CineMedia, Inc.	3.0
Liberty Interactive Corp. - Series A	2.8
% of Net Assets	33.3%

Industry Sectors
Consumer Discretionary	27.0%
Information Technology	11.4
Financials	9.6
Industrials	6.5
Health Care	4.6
Materials	3.8
Energy	2.6
Consumer Staples	0.9
Telecommunication Services	0.5
Cash Equivalents/Other	33.1
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
FLIR Systems, Inc.	16.8%	3.9%	0.76%
Live Nation Entertainment, Inc.	19.7	3.5	0.67
Liberty Media Corp. - Series A	16.1	3.6	0.55
Redwood Trust, Inc.	17.6	3.3	0.54
Iconix Brand Group, Inc.	13.0	4.2	0.53

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Outerwall, Inc.	(14.8)%	3.0%	(0.41)%
World Fuel Services Corp.	(6.6)	2.3	(0.14)
Compass Minerals International, Inc.	(9.1)	1.3	(0.13)
Laboratory Corp. of America Holdings	(1.0)	3.1	(0.03)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

28 Weitz Funds

HICKORY FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2013 • (UNAUDITED)

COMMON STOCKS — 66.9%	Shares	Value
Consumer Discretionary — 27.0%
Broadcasting — 4.8%
Liberty Media Corp. - Series A*	125,000	$18,393,750
Cumulus Media, Inc. - CL A*	1,200,000	6,360,000
		24,753,750
Textiles, Apparel & Luxury Goods — 4.0%
Iconix Brand Group, Inc.*	625,000	20,762,500
Internet & Catalog Retail — 3.8%
Liberty Interactive Corp. - Series A*	625,000	14,668,750
Liberty Ventures - Series A*	55,000	4,849,350
		19,518,100
Movies & Entertainment — 3.4%
Live Nation Entertainment, Inc.*	950,000	17,622,500
Hotels, Restaurants & Leisure — 3.0%
Interval Leisure Group, Inc.	650,000	15,359,500
Advertising — 3.0%
National CineMedia, Inc.	808,900	15,255,854
Cable & Satellite — 2.6%
Liberty Global plc - Series C*	180,000	13,577,400
Specialized Consumer Services — 2.4%
Outerwall, Inc.*	250,000	12,497,500
		139,347,104
Information Technology — 11.4%
IT Services — 4.4%
CACI International, Inc. - CL A*	180,000	12,439,800
Sapient Corp.*	650,000	10,120,500
		22,560,300
Electronic Equipment & Instruments — 3.5%
FLIR Systems, Inc.	570,000	17,898,000
Internet Software & Services — 2.0%
XO Group, Inc.*	785,000	10,142,200
Software — 1.5%
ACI Worldwide, Inc.*	143,844	7,776,206
		58,376,706
Financials — 9.6%
Insurance Brokers — 4.5%
Brown & Brown, Inc.	350,000	11,235,000
Aon plc - CL A	100,000	7,444,000
Willis Group Holdings Ltd.	100,000	4,333,000
		23,012,000
Mortgage REITs — 3.4%
Redwood Trust, Inc.	900,000	17,721,000
Property & Casualty Insurance — 1.7%
CNA Financial Corp.	230,000	8,781,400
		49,514,400
Industrials — 6.5%
Aerospace & Defense — 3.2%
TransDigm Group, Inc.	120,000	16,644,000
Research & Consulting Services — 2.4%
FTI Consulting, Inc.*	325,000	12,285,000
Commercial Services & Supplies — 0.9%
Ascent Capital Group, Inc. - CL A*	60,000	4,837,200
		33,766,200

	Principal
	amount
	or shares	Value
Health Care — 4.6%
Health Care Services — 4.6%
Laboratory Corp. of America Holdings*	175,000	$17,349,500
Omnicare, Inc.	113,700	6,310,350
		23,659,850
Materials — 3.8%
Construction Materials — 2.6%
Martin Marietta Materials, Inc.	135,000	13,252,950
Metals & Mining — 1.2%
Compass Minerals International, Inc.	80,000	6,101,600
		19,354,550
Energy — 2.6%
Oil & Gas Refining & Marketing — 2.6%
World Fuel Services Corp.	360,000	13,431,600
Consumer Staples — 0.9%
Personal Products — 0.9%
Prestige Brands Holdings, Inc.*	150,000	4,518,000
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
LICT Corp.* #	1,005	2,462,250
Total Common Stocks
(Cost $221,143,456)		344,430,660
CASH EQUIVALENTS — 33.1%
U.S. Treasury Bills — 31.1%
U.S. Treasury Bills, 0.005% to 0.061%,
10/03/13 to 12/26/13(a)	$160,000,000	159,997,785
Money Market Funds — 2.0%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	10,323,642	10,323,642
Total Cash Equivalents
(Cost $170,321,628)		170,321,427
Total Investments in Securities
(Cost $391,465,084)		514,752,087
Other Assets Less Other Liabilities — 0.0%		143,956
Net Assets — 100.0%		$514,896,043
Net Asset Value Per Share		$54.96

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2013.

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 29

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton, CFA

The Balanced Fund returned +2.4% in the third calendar quarter, compared to a +3.4% return for the Blended Index. For the calendar year-to-date, the Fund returned +11.0% compared to a +11.2% return for the Blended Index. Stocks have enjoyed strong gains, while bonds have generally declined in value. Our largest contributors for both periods included Valeant Pharmaceuticals (+21% in the quarter, +75% year-to-date), FLIR Systems (+17%, +42%) and Aon plc (+16%, +35%). We think Valeant has created significant value per share this year, most notably with the Bausch + Lomb acquisition which added eye care products to its operating platform. FLIR Systems returned to organic growth in the second quarter, and prospects are bright for its commercial segment, in particular, over the next few years. Aon’s core businesses are doing well, and its stock gathered momentum after Walgreens announced plans to provide employee health insurance through Aon Hewitt’s corporate group health exchange.

In addition to the companies mentioned above, notable contributors for the quarter included Redwood Trust (+18%), Texas Instruments (+16%) and National CineMedia (+13%). While Redwood’s stock rebounded, volatile mortgage market conditions continued to impact the securitization economics for jumbo loans in the short term. We think the company remains well positioned to benefit as private capital plays an increasing role in funding the U.S. mortgage market over our longer investment horizon. Texas Instruments continued to return free cash flow to shareholders, and the stock drifted higher as the market outlook for analog and embedded semiconductors slowly improved. National CineMedia reported healthy advertising results driven by increases in movie theater attendance and inventory utilization. Outerwall (formerly Coinstar, -15%) was the largest detractor as the company reduced guidance at its Redbox division. In an interesting twist after quarter end, a prominent activist investor reported a 13.5% ownership stake and pressed management to explore strategic alternatives. The stock is up materially as of this writing, and we will continue to monitor developments as they unfold.

Portfolio activity picked up during the quarter. We bought shares of Range Resources, a domestic natural gas producer with crown jewel acreage in the Southwest Pennsylvania portion of the Marcellus shale. The company recently increased its estimated ultimate recoveries across the Marcellus field due to continued strong drilling results. We think that Range is poised to grow net asset value at a very attractive rate over the next several years. We also had an opportunity to repurchase shares of leading brewer Anheuser-Busch InBev NV. The stock fell back under $90 on fears (unfounded, in retrospect) that the company would report disappointing quarterly earnings. While AB InBev is not particularly cheap, we view the company as a classic compounder with a long runway of moderate, relatively predictable growth. Finally, we sold Omnicare when the stock traded above our estimate of business value. After some early ups and downs, Omnicare was a profitable testament to our team’s long-term approach. Special thanks to Chairman Denny Shelton for his service and leadership over the past three years.

Our bond investments remain focused on shorter maturity, higher quality cash flows. As interest rates rose in August and early September, we put more capital to work consistent with this ‘short and safe’ approach. We bought corporate issues from Verizon, Berkshire Hathaway, U.S. Bancorp and Markel Corporation. We purchased additional low coupon, agency pass-through securities on pools of 15-year mortgage collateral, similar to those described last quarter. Finally, we added U.S. Treasury notes with maturities ranging from one to two and a half years. All were opportunistic, ‘sleep well at night’ additions to the portfolio rather than clear bargains.

At quarter end, the Fund’s asset allocation was 40% stocks, 21% bonds and 39% residual cash. This cautious positioning is a result of our bottom-up valuation work. Stock prices continue to rise faster than underlying business values, and long maturity bonds are even less appealing. We are not saying that stocks are overpriced, simply that few are cheap. The stocks that we own have done quite well, and we like the long-term prospects for these businesses. At the same time, we feel quietly confident about holding substantial cash reserves with general market valuations at current levels. We have a solid on-deck list of companies ready to go at the right price, and in the meantime we continue to search for opportunities to upgrade the portfolio one business at a time.

New and Eliminated Stocks for Quarter Ended September 30, 2013
New ($mil)		Eliminations ($mil)
Range Resources	$1.7	Omnicare	$1.2
Anheuser-Busch InBev	1.2

30 Weitz Funds

BALANCED FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year
Balanced Fund	2.43%	12.67%	10.53%	9.60%	5.78%
Blended Index	3.41	11.09	10.73	8.39	6.45
S&P 500	5.25	19.33	16.23	10.00	7.56
Barclays Intermediate Credit	0.62	-0.50	2.41	4.95	4.10

Growth of $10,000 Since Inception
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period October 1, 2003 through September 30, 2013, as compared with the growth of the Blended Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Balanced	Blended	Relative
Year	(1)	(2)	Results (1)-(2)
2003 (10/1/03)	3.78%	7.23%	-3.45%
2004	11.84	7.75	4.09
2005	1.73	3.66	-1.93
2006	14.33	11.00	3.33
2007	-5.26	6.39	-11.65
2008	-26.82	-22.07	-4.75
2009	28.77	18.11	10.66
2010	15.66	11.85	3.81
2011	2.27	3.85	-1.58
2012	10.91	11.15	-0.24
2013 (9/30/13)	11.02	11.19	-0.17
Since Inception:
Cumulative
Return	75.55	86.87	-11.32
Avg. Annual
Return	5.78	6.45	-0.67

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.13% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 31

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International, Inc.	2.6%
FLIR Systems, Inc.	2.5
Aon plc - CL A	2.3
Redwood Trust, Inc.	2.3
Berkshire Hathaway, Inc. - CL B	2.2
Apache Corp.	2.0
Laboratory Corp. of America Holdings	1.9
Outerwall, Inc.	1.8
Express Scripts Holdings Co.	1.7
Texas Instruments, Inc.	1.6
% of Net Assets	20.9%

Industry Sectors
Information Technology	8.8%
Financials	7.6
Consumer Discretionary	6.5
Health Care	6.2
Energy	4.1
Consumer Staples	2.9
Industrials	2.4
Materials	1.6
Total Common Stocks	40.1
Cash Equivalents/Other	38.6
U.S. Treasury Notes	9.0
Corporate Bonds	7.3
Mortgage-Backed Securities	4.3
Asset-Backed & Commercial Mortgage-Backed Securities	0.7
Total Bonds & Cash Equivalents	59.9
Net Assets	100.0%

Top Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Valeant Pharmaceuticals International, Inc.	21.2%	2.8%	0.56%
FLIR Systems, Inc.	16.8	2.6	0.42
Redwood Trust, Inc.	17.6	2.2	0.42
Aon plc - CL A	16.0	2.3	0.35
Texas Instruments, Inc.	16.3	1.6	0.26

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended September 30, 2013
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Outerwall, Inc.	(14.8)%	2.3%	(0.30)%
Target Corp.	(6.5)	1.3	(0.07)
Microsoft Corp.	(2.8)	1.1	(0.04)
Compass Minerals International, Inc.	(9.1)	0.3	(0.03)
Range Resources Corp.	(1.8)	0.5	(0.03)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter.

Source: FactSet Portfolio Analytics

32 Weitz Funds

BALANCED FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2013 • (UNAUDITED)

COMMON STOCKS — 40.1%	Shares	Value
Information Technology — 8.8%
Electronic Equipment & Instruments — 2.5%
FLIR Systems, Inc.	100,000	$3,140,000
IT Services — 2.2%
Fidelity National Information Services, Inc.	35,000	1,625,400
Accenture plc - CL A	16,000	1,178,240
		2,803,640
Semiconductors — 1.6%
Texas Instruments, Inc.	50,000	2,013,500
Internet Software & Services — 1.5%
Google, Inc. - CL A*	2,200	1,927,002
Software — 1.0%
Microsoft Corp.	40,000	1,332,400
		11,216,542
Financials — 7.6%
Insurance Brokers — 2.3%
Aon plc - CL A	40,000	2,977,600
Mortgage REITs — 2.3%
Redwood Trust, Inc.	150,000	2,953,500
Property & Casualty Insurance — 2.2%
Berkshire Hathaway, Inc. - CL B*	25,000	2,837,750
Commercial Banks — 0.8%
Wells Fargo & Co.	25,000	1,033,000
		9,801,850
Consumer Discretionary — 6.5%
Advertising — 2.1%
National CineMedia, Inc.	85,000	1,603,100
Omnicom Group, Inc.	17,500	1,110,200
		2,713,300
Specialized Consumer Services — 1.8%
Outerwall, Inc.*	45,000	2,249,550
Movies & Entertainment — 1.5%
The Walt Disney Co.	30,000	1,934,700
Multiline Retail — 1.1%
Target Corp.	21,500	1,375,570
		8,273,120
Health Care — 6.2%
Health Care Services — 3.6%
Laboratory Corp. of America Holdings*	25,000	2,478,500
Express Scripts Holding Co.*	35,000	2,162,300
		4,640,800
Pharmaceuticals — 2.6%
Valeant Pharmaceuticals International, Inc.*	32,000	3,338,560
		7,979,360
Energy — 4.1%
Oil & Gas Exploration & Production — 4.1%
Apache Corp.	30,000	2,554,200
Range Resources Corp.	22,500	1,707,525
Southwestern Energy Co.*	25,000	909,500
		5,171,225

	Principal
	amount
	or shares	Value
Consumer Staples — 2.9%
Beverages — 2.1%
Diageo plc - Sponsored ADR	11,200	$1,423,296
Anheuser-Busch InBev SA/NV - Sponsored ADR	13,000	1,289,600
		2,712,896
Food & Staples Retailing — 0.8%
CVS Caremark Corp.	17,500	993,125
		3,706,021
Industrials — 2.4%
Air Freight & Logistics — 1.4%
United Parcel Service, Inc. - CL B	20,000	1,827,400
Research & Consulting Services — 1.0%
FTI Consulting, Inc.*	32,500	1,228,500
		3,055,900
Materials — 1.6%
Construction Materials — 1.3%
Martin Marietta Materials, Inc.	17,500	1,717,975
Metals & Mining — 0.3%
Compass Minerals International, Inc.	5,000	381,350
		2,099,325
Total Common Stocks
(Cost $34,940,181)		51,303,343

CORPORATE BONDS — 7.3%
American Express Credit Corp.
1.75% 6/12/15	$500,000	509,325
Berkshire Hathaway Finance Corp.
0.95% 8/15/16	500,000	501,004
2.0% 8/15/18	500,000	501,970
Comcast Corp.
6.5% 1/15/15	300,000	322,511
4.95% 6/15/16	193,000	213,262
Dell, Inc.
5.625% 4/15/14	250,000	255,015
Hewlett-Packard Co.
4.75% 6/02/14	750,000	769,825
Markel Corp.
7.125% 9/30/19	500,000	598,260
Time Warner Cable, Inc.
7.5% 4/01/14	120,000	123,917
TE Connectivity Ltd.
5.95% 1/15/14	449,000	456,037
U.S. Bancorp
2.2% 11/15/16	750,000	773,187
U.S. Bank N.A.
4.95% 10/30/14	500,000	524,198
3.778% 4/29/20	870,000	907,193
Verizon Communications, Inc.
2.5% 9/15/16	1,250,000	1,289,274
Wells Fargo & Co.
0.6456% 11/03/14 (Wachovia Bank)
Floating Rate Security	550,000	551,324
1.25% 2/13/15	750,000	756,499
0.4732% 5/16/16 Floating Rate Security	250,000	247,509
Total Corporate Bonds
(Cost $9,132,096)		9,300,310
The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 33

BALANCED FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

MORTGAGE-BACKED	Principal
SECURITIES — 4.3%(c)	amount	Value
Federal Home Loan Mortgage Corporation — 1.2%
Collateralized Mortgage Obligations — 0.2%
2627 CL LE — 3.0% 2017 (0.1 years)	$11,705	$11,723
3649 CL BW — 4.0% 2025 (3.5 years)	277,642	293,697
		305,420
Pass-Through Securities — 1.0%
E02948 — 3.5% 2026 (3.9 years)	524,212	552,273
J14649 — 3.5% 2026 (3.9 years)	329,547	347,671
J16663 — 3.5% 2026 (3.9 years)	318,883	336,478
		1,236,422
		1,541,842
Federal National Mortgage Association — 2.3%
Collateralized Mortgage Obligations — 0.3%
2002-91 CL QG — 5.0% 2018 (1.6 years)	193,203	204,112
2003-9 CL DB — 5.0% 2018 (1.6 years)	197,527	209,065
		413,177
Pass-Through Securities — 2.0%
MA0464 — 3.5% 2020 (2.4 years)	434,991	461,650
995755 — 4.5% 2024 (3.3 years)	70,816	75,371
AR8198 — 2.5% 2023 (3.8 years)	473,328	487,263
MA1502 — 2.5% 2023 (3.9 years)	388,495	399,904
AB1769 — 3.0% 2025 (4.1 years)	267,379	277,093
AB3902 — 3.0% 2026 (4.3 years)	458,739	476,125
AK3264 — 3.0% 2027 (4.4 years)	352,842	366,348
		2,543,754
		2,956,931
Government National Mortgage Association — 0.4%
Pass-Through Securities — 0.4%
5255 — 3.0% 2026 (4.3 years)	508,630	527,678
Non-Government Agency — 0.4%
Collateralized Mortgage Obligations — 0.4%
Sequoia Mortgage Trust (SEMT) 2011-1
CL A1 — 4.125% 2041 (0.1 years)	51,155	51,295
Sequoia Mortgage Trust (SEMT) 2010-H1
CL A1 — 3.75% 2040 (1.0 years)	139,215	137,619
Sequoia Mortgage Trust (SEMT) 2012-1
CL 1A1 — 2.865% 2042 (1.4 years)	235,533	234,786
Chase Mortgage Finance Corp. (Chase)
2004-S1 CL A6 — 4.5% 2019
(1.7 years)	54,770	53,024
		476,724
Total Mortgage-Backed Securities
(Cost $5,395,326)		5,503,175

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%(c)
Redwood Commercial Mortgage Corp.
(RCMC) 2012-CRE1 CL A — 5.62346%
2044 (2.0 years)(d)
(Cost $369,847)	369,847	371,124

ASSET-BACKED SECURITIES — 0.4%(c)
Cabela’s Master Credit Card Trust (CABMT)
2011-2A CL A2 — 0.7823% 2019 Floating
Rate Security (2.7 years)(d)
(Cost $500,000)	500,000	503,437

	Principal
	amount
U.S. TREASURY NOTES — 9.0%	or shares	Value
U.S. Treasury Note
0.25% 10/31/14	$2,000,000	$2,002,500
0.375% 11/15/14	2,000,000	2,005,196
0.25% 12/15/14	2,000,000	2,002,304
0.375% 3/15/15	3,000,000	3,007,383
0.375% 2/15/16	2,500,000	2,497,557
Total U.S. Treasury Notes
(Cost $11,493,148)		11,514,940

CASH EQUIVALENTS — 39.1%
U.S. Treasury Bills — 35.2%
U.S. Treasury Bills, 0.005% to 0.061%,
10/03/13 to 11/07/13(a)	45,000,000	44,999,605
Money Market Funds — 3.9%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)	5,007,324	5,007,324
Total Cash Equivalents
(Cost $50,007,114)		50,006,929
Total Investments in Securities
(Cost $111,837,712)		128,503,258
Other Liabilities in Excess of Other Assets — (0.5%)		(552,383)
Net Assets — 100.0%		$127,950,875
Net Asset Value Per Share		$13.91

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2013.
(c)	Number of years indicated represents estimated average life.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

34 Weitz Funds	The accompanying notes form an integral part of these financial statements.

This page has been left blank intentionally.

weitzinvestments.com 35

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Short-Intermediate Income Fund’s Institutional Class returned +1.0% in the third calendar quarter, compared to a +0.6% return for the Barclays Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the calendar year-to-date, the Fund’s Institutional Class increased 0.9% compared to a 0.8% decline for the BCIGC. The performance table on page 40 shows returns for our Fund’s Institutional Class (after deducting fees and expenses) over various holding periods and returns for three Barclays U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Commentary
The “taper-tantrum” of rising bond yields and lower prices that began in the second quarter picked up steam in the third as investors tried to handicap the expected reduction of Federal Reserve stimulus from the Fed’s latest iteration of large scale asset purchases, or quantitative easing (QE). The ten-year Treasury yield, for example, briefly touched 3% near Labor Day, nearly double the low point of the year in early May. A modestly improving economy played a role in the resetting of interest rates, but the nearly universal expectation of at least partial removal of the Fed’s unconventional monetary policy was the proximate cause of year-to-date bond price declines (rising yields).

The summer’s bond market weakness was staunched by the Fed’s late September decision to leave unchanged the current version of QE. This move shocked most market participants and led to a bond market rally (higher prices and lower yields) in the last few weeks of the quarter. The verdict to stay the course on quantitative easing brings to mind the famous line by the Saturday Night Live character Emily Litella (played by Gilda Radner) – “never mind.”

The Fed’s decision to await more evidence of underlying strength in the broader economy before scaling back asset purchases may also have been motivated by the looming government funding and debt ceiling feud that led to a shutdown in the early part of the fourth quarter. Overall, Treasury bond yields ended the quarter close to where they began. The five-year Treasury yield, for example, ended the third quarter at 1.38%, within 2 basis points of where it started the quarter.

Corporate bonds performed well in the quarter as investors continue to embrace a “risk on” mentality, largely thanks to central bank interventions and the search for yield in an increasingly low return world. A broad measure of investment-grade corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) compiled by Bank of America Merrill Lynch declined to 156 basis points as of September 30, down 11 basis points in the quarter. For historical perspective, this index reached 600 basis points at the depths of the credit crisis about 5 years ago and has rarely been lower than where it closed at September 30. While it’s certainly plausible that credit spreads could continue to grind lower, it seems more likely to us that we are in the late innings of a multi-year spread contraction.

Fund Review
Our Fund benefited from the strong market conditions for credit-related assets in the third quarter as nearly all (approximately 90%) Fund investments contributed positive results. Our equity (+17.6%) and convertible bond investments in Redwood Trust led the way. Volatile mortgage market conditions continue to impact the securitization economics for jumbo loans, Redwood Trust’s core business. However, we believe our investment in Redwood continues to represent compelling value given its solid dividend and our estimate of future growth prospects.

Our corporate bond segment (39% of Fund net assets at 9/30/13) also generated solid results in the quarter. Notable contributors included Range Resources 6-year, Petrohawk 2-year, Expedia 5-year, Mohawk Industries 3-year, Vulcan Materials 4-year, TransDigm 5-year, Washington Post 6-year, Ford Motor Credit 3-year, and all the Fund’s investments in financials. Our investment in Bank of America 2-year bonds is particularly noteworthy. We accumulated our Bank of America investment two years ago when spreads were very wide (as much as 600 basis points over comparable Treasuries) and the company was battling numerous lawsuits related to the mortgage crisis.

36 Weitz Funds

Fast forward two years and many of those issues have been resolved and the company’s balance sheet has dramatically improved. So much so, the company tendered for the 2-year bonds we owned at a spread of zero/zilch to Treasuries. While we’ve been pleased with the company’s financial progress, we gladly tendered our bonds for a sizable gain. U.S. government debt, even after the debt ceiling feud, should still trade at a premium to equally accident prone corporate debt.

Detractors to Fund performance were minimal in the quarter, both in number and degree of negative contribution. One of the Fund’s investments in Redwood Trust’s securitizations (Sequoia) was the largest detractor. Rising interest rates means homeowners are less likely to refinance their mortgages, meaning slower-than-expected prepayments on mortgage-backed securities (MBS), which can negatively affect MBS valuations, including MBS related to jumbo mortgage loans, such as Sequoia.

Investment activity in the Fund was quite high by recent standards as we identified a number of qualifying investments (over $150 million) during the quarter. We took advantage of bond price weakness in mid-summer to add to our MBS, commercial mortgage, and asset-backed securities (ABS) segments. Teammate Nolan Anderson provides an update below on our efforts in the ABS segment, specifically subprime auto. In MBS, we continued to identify and favor lower coupon agency pass-through securities on pools of seasoned 15-year mortgages (in this case, lower coupon means the MBS pools have mortgages with average mortgage rates mostly under 3.5%). We believe these MBS offer reasonable yield potential over their relatively short expected average lives. The low coupons and modest premiums help limit the risks associated with faster prepayments. Importantly, we believe these particular securities also have manageable extension risks (i.e., the risk from slower prepayments) should interest rates continue to rise. On balance, we think these MBS have better risk-reward profiles than most high quality corporate bonds at today’s price levels. Our corporate bond segment is still large by historical standards (39% at 9/30/13) but favorable risk-reward opportunities have become scarcer.

Overall portfolio metrics changed modestly during the quarter ended September 30. The average maturity increased to 3.0 from 2.9 years and the average duration increased to 2.2 from 2.1 years.

Subprime Auto ABS
Our increased focus in the asset-backed securities (ABS) market has enabled us to examine debt secured by a variety of asset types. One area that we believe offers reasonable returns for the risk are bonds backed by subprime auto loans. Subprime auto ABS consist of pools of auto loans made to subprime borrowers. The collateral consists primarily of five to six year, fixed rate, fully amortizing loans secured by new and used vehicles. Each ABS issuance consists of several tranches of bonds, which are ranked in the ABS’ capital structure from the most senior (get paid first) to the most junior (get paid last). In the subprime auto ABS market, we have focused our efforts on (1) senior bonds from new issuance ABS and (2) bonds near the top of the capital structure from more seasoned ABS, which we believe have the potential for ratings upgrades.

What makes subprime auto ABS attractive, in our view, is the short duration (typically one to two year bonds), spread pickup (incremental return) versus prime auto ABS, and increased credit support/excess spread versus prime auto ABS (for credit support, the ABS sponsor overcollateralizes the pool, the senior bonds get paid first, and the bonds have access to a reserve fund). Figure 1 is a comparative illustration of two recent transactions, one a prime auto ABS and the other a subprime auto ABS (the Fund has not purchased bonds in either transaction). Figure 1 shows the initial credit support is significantly greater for the subprime ABS, for both senior bonds and subordinate (but still investment grade) bonds. Figure 1 also shows a greater initial “excess spread” for the subprime ABS (this is the difference between the weighted average interest rate on the underlying loans and the bonds issued in the transaction, less servicing fees.) All this is because the market expects significantly higher cumulative net losses from subprime auto loans. In this illustration, the senior subprime bonds have estimated credit support of 48.75% versus 6.88% for the senior prime bonds. Although the subprime deal has lower credit support as a multiple of expected cumulative net losses, the subprime collateral could withstand losses approaching 350% of historical levels before the senior subprime bonds would experience a loss of principal. For taking the incremental risk of investing in senior subprime versus senior prime auto ABS, investors can pick up 35-50 bps of spread (representing a 75-100% increase over prime auto ABS) for bonds with a weighted average life of approximately one year.

weitzinvestments.com 37

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS • (CONTINUED)

Figure 1: Comparison of two recent deals:
	Prime	Subprime

Estimated cumulative net loss	1.10-1.30%	13.5-14.5%
Estimated excess spread	2.75%	11.50%
Senior class total initial credit support	5.50%	43.00%
Investment grade class total initial credit support	2.00%	21.25%

Senior class initial credit support + 50% of excess spread	6.88%	48.75%
Investment grade initial credit support + 50% of excess spread	3.38%	27.00%

Senior credit support / Expected cumulative net loss	5.73x	3.48x
Investment grade credit support / Expected cumulative net loss	2.81x	1.93x
Information from: Ford and Santander Consumer USA deal documents

In addition to the initial credit support, auto ABS deals are structured such that credit support builds as the senior bonds are paid down. If the underlying collateral performs as expected, the buildup of credit support can enhance the credit standing of the subordinate bonds. Figure 2 below shows the buildup of credit support for a seasoned subordinate bond that we purchased during the third quarter. The bond is rated A/Aa3 by Fitch/Moody’s and was recently put on review for possible upgrade by Moody’s. After fourteen months of seasoning, credit support has climbed from 22.5% at origination to 36.1% as of September 2013, an increase of over 50%. In addition, the credit performance of the underlying collateral has been better than expected, which resulted in Moody’s lowering its expected cumulative net loss estimate to 11.5%-12.5% versus 15% at origination. Given the increase in credit support and strong collateral performance, we believe this bond is a candidate for upgrade to AAA/Aaa. We expect to earn approximately 2% over an estimated two year investment horizon, which compares favorably to other high quality, short-term bond alternatives. As of 9/30/13, we have invested approximately 2.4% of assets in subprime auto ABS.

Information from: Santander Consumer USA Servicer Reports

38 Weitz Funds

Outlook
Today’s investment landscape in fixed income has improved as rates have (modestly) risen year-to-date, but remains challenging. As long as the Fed’s audacious monetary policy experiment ($85 billion-a-month bond buying program) remains in place, nominal interest rates on U.S. Treasuries, both short- and long-term, will be artificially low. The benefit of spread compression for credit sensitive investments is, we believe, in the “late innings.” Inflation, the bond investor’s boogeyman, remains stubbornly near 2 percent, leaving little room for real (after inflation) returns.

Jim Grant, author of Grant’s Interest Rate Observer, summed up our present challenge well in an October 2012 publication. (Note – we included the following in our commentary a year ago, but believe it could be even more relevant today.)

One of these fine days, we say, the Fed will lose control of what in the trade is known as the “risk-pricing process.” Then the risk dammed up behind the walls of QE and ZIRP and Twist will come rushing down the valley. It’s anyone’s guess what form this unleashing of market forces may take. We say higher inflation and much higher interest rates – certainly, much higher interest-rate volatility. The longer the Fed keeps the market under its thumb, the greater the distortion in pricing of risk and the more furious the eventual reversion to a state of nature.

We continue to agree with much of Mr. Grant’s observations. Therefore, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

weitzinvestments.com 39

SHORT-INTERMEDIATE INCOME FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Short-Intermediate Income Fund –
Institutional Class	1.04%	1.55%	2.34%	4.82%	4.07%	4.56%	5.02%
Barclays Indexes:
Intermediate U.S. Government/Credit	0.62	-0.50	2.41	4.95	4.10	4.96	5.36
1-5 Year U.S. Government/Credit	0.63	0.35	1.63	3.56	3.40	4.38	4.83
1-3 Year U.S. Government/Credit	0.40	0.62	1.08	2.52	2.92	3.90	4.42

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Short-Intermediate Income Fund – Institutional Class for the period September 30, 2003 through September 30, 2013, as compared with the growth of the Barclays Intermediate Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Short-	Barclays	Relative
	Int.	Interm.	Results
Year	(1)	(2)	(1)-(2)
1988 (12/23/88)	0.08%	N/A %	N/A %
1989	9.09	12.76	-3.67
1990	9.06	9.17	-0.11
1991	11.18	14.63	-3.45
1992	5.53	7.17	-1.64
1993	8.06	8.78	-0.72
1994	-2.38	-1.93	-0.45
1995	15.75	15.33	0.42
1996	4.43	4.05	0.38
1997	8.64	7.87	0.77
1998	6.76	8.44	-1.68
1999	0.92	0.39	0.53
2000	9.66	10.12	-0.46
2001	8.45	8.97	-0.52
2002	4.18	9.83	-5.65
2003	6.30	4.31	1.99
2004	2.64	3.04	-0.40
2005	1.60	1.58	0.02
2006	4.04	4.08	-0.04
2007	6.10	7.39	-1.29
2008	2.29	5.08	-2.79
2009	10.85	5.24	5.61
2010	4.74	5.89	-1.15
2011	2.11	5.80	-3.69
2012	4.04	3.89	0.15
2013 (9/30/13)	0.88	-0.84	1.72
Since Inception:
Cumulative
Return	302.34	366.63	-64.29
Avg. Annual
Return	5.78	6.42	-0.64

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent prospectus are 0.63% of the Fund’s net assets.The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

40 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality(a)
U.S. Treasury Notes	13.4%
U.S. Government Agency Mortgage Related Securities(b)	24.5
Aaa/AAA	4.4
Aa/AA	5.4
A/A	14.4
Baa/BBB	17.6
Ba/BB	6.0
B/B	0.6
Caa/CCC	0.6
Non-Rated	5.5
Common Stocks	1.4
Cash/Other	6.2
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	39.1%
Mortgage-Backed Securities	27.4
U.S. Treasury Notes	13.4
Asset-Backed Securities	6.6
Cash Equivalents/Other	6.2
Commercial Mortgage-Backed Securities	3.4
Common Stocks	1.4
Taxable Municipal Bonds	1.3
Convertible Bonds	1.2
Net Assets	100.0%

Financial Attributes
Average Maturity	3.0 years
Average Effective Maturity	2.4 years
Average Duration	2.2 years
Average Coupon	3.5%
30-Day SEC Yield at 9-30-13 - Institutional Class	1.42%
30-Day SEC Yield at 9-30-13 - Investor Class	1.23%

Five Largest Corporate Issuers(c)
Wells Fargo & Co.	5.3%
JP Morgan Chase & Co.	2.9
General Electric Capital Corp.	1.9
Mohawk Industries, Inc.	1.9
Hewlett-Packard Co.	1.6

Maturity Distribution
Cash Equivalents/Other	6.2%
Less than 1 Year	17.9
1 to 3 Years	36.0
3 to 5 Years	29.8
5 to 7 Years	6.0
7 to 10 Years	2.0
10 Years or more	0.7
Common Stocks	1.4
Net Assets	100.0%

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s, S&P and Fitch. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody’s, S&P and Fitch. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa, AA+ and AAA by Moody’s, S&P and Fitch, respectively.

(c) Percent of net assets

weitzinvestments.com 41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2013 • (UNAUDITED)

	Principal
CORPORATE BONDS — 39.1%	amount	Value
ACI Worldwide, Inc.
6.375% 8/15/20(c)	$250,000	$255,000
ADT Corp.
2.25% 7/15/17	5,000,000	4,779,410
Airgas, Inc.
7.125% 10/01/18	3,225,000	3,339,907
American Express Co.
FSB Bank 6.0% 9/13/17	2,500,000	2,901,713
8.125% 5/20/19	1,000,000	1,301,352
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,278,670
Aon plc
3.5% 9/30/15	5,000,000	5,243,895
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,328,166
Bank of America Corp.
4.5% 4/01/15	10,000,000	10,505,700
Berkshire Hathaway Finance Corp.
4.625% 10/15/13	1,634,000	1,636,425
1.5% 1/10/14	500,000	501,523
4.85% 1/15/15	1,500,000	1,583,760
0.95% 8/15/16	2,500,000	2,505,020
1.6% 5/15/17	1,000,000	1,009,335
5.4% 5/15/18	5,000,000	5,771,180
2.0% 8/15/18	2,500,000	2,509,853
4.25% 1/15/21	1,000,000	1,072,249
Boston Properties LP
5.625% 4/15/15	10,635,000	11,393,456
5.875% 10/15/19	8,250,000	9,513,314
Comcast Corp.
6.5% 1/15/15	2,081,000	2,237,154
4.95% 6/15/16	8,590,000	9,491,795
5.15% 3/01/20	3,000,000	3,401,205
DCP Midstream Operating, LP
2.5% 12/01/17	2,000,000	1,983,182
Dell, Inc.
5.625% 4/15/14	1,250,000	1,275,078
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,394,317
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,079,118
DISH Network Corp.
7.0% 10/01/13	10,000,000	10,000,000
Expedia, Inc.
7.456% 8/15/18	13,000,000	15,114,996
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,037,430
Flir Systems, Inc.
3.75% 9/01/16	10,000,000	10,320,570
Ford Motor Credit Co. LLC
4.207% 4/15/16	10,000,000	10,603,940
General Electric Capital Corp.
2.375% 6/30/15	10,000,000	10,257,830
1.0% 9/23/15 Floating Rate Security	11,992,000	12,066,410
2.25% 11/09/15	6,181,000	6,349,006
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,525,956
Hewlett-Packard Co.
1.55% 5/30/14	8,009,000	8,043,086
4.75% 6/02/14	15,540,000	15,950,769

	Principal
	amount	Value
JP Morgan Chase & Co.
1.0044% 5/02/14 Floating Rate Security	$5,000,000	$5,019,880
2.6% 1/15/16	15,000,000	15,502,800
0.6531% 11/21/16 (Bear Stearns)
Floating Rate Security	15,000,000	14,868,390
6.0% 7/05/17	5,000,000	5,676,320
6.3% 4/23/19	2,500,000	2,932,555
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,295,423
Marathon Petroleum Corp.
3.5% 3/01/16	1,000,000	1,050,855
Markel Corp.
7.125% 9/30/19	5,776,000	6,911,094
5.35% 6/01/21	10,000,000	10,888,040
4.9% 7/01/22	2,000,000	2,102,614
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,054,992
MetLife, Inc.
2.375% 2/06/14	1,000,000	1,007,242
5.125% 8/15/14
(Travelers Life & Annuity)(c)	8,000,000	8,323,120
2.0% 1/09/15(c)	10,000,000	10,158,560
3.125% 1/11/16(c)	2,000,000	2,086,074
1.875% 6/22/18(c)	1,000,000	989,280
Mohawk Industries, Inc.
6.375% 1/15/16	25,905,000	28,592,644
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,828,016
6.25% 7/15/19	6,181,000	7,199,073
Outerwall, Inc.
6.0% 3/15/19(c)	200,000	195,500
Penske Truck Leasing
2.5% 3/15/16(c)	9,945,000	10,135,357
3.75% 5/11/17(c)	5,000,000	5,237,965
Petrohawk Energy Corp.
7.875% 6/01/15	16,750,000	17,090,997
7.25% 8/15/18	5,675,000	6,171,562
QVC, Inc.
7.5% 10/01/19(c)	4,000,000	4,305,544
Range Resources Corp.
8.0% 5/15/19	12,300,000	13,268,625
Republic Services, Inc. (Allied Waste)
3.8% 5/15/18	5,000,000	5,330,105
Safeway, Inc.
3.4% 12/01/16	5,000,000	5,159,115
SemGroup Holdings, LP
7.5% 6/15/21(c)	1,000,000	1,025,000
Shale-Inland Holdings, LLC
8.75% 11/15/19(c)	2,000,000	1,970,000
Solvay SA (Rhodia)
6.875% 9/15/20(c)	5,680,000	6,343,839
Texas Industries, Inc.
9.25% 8/15/20	300,000	331,500
Time Warner Cable, Inc.
7.5% 4/01/14	1,700,000	1,755,490
Time Warner, Inc.
3.15% 7/15/15	500,000	520,673
TransDigm, Inc.
7.75% 12/15/18	8,000,000	8,560,000
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	180,598

42 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal
	amount	Value
U.S. Bancorp
2.2% 11/15/16	$4,250,000	$4,381,393
U.S. Bank N.A.
4.95% 10/30/14	4,500,000	4,717,786
3.778% 4/29/20	8,184,000	8,533,866
Valeant Pharmaceuticals International, Inc.
6.5% 7/15/16(c)	5,000,000	5,200,000
Verizon Communications, Inc.
2.5% 9/15/16	750,000	773,564
3.65% 9/14/18	2,000,000	2,109,772
Vornado Realty Trust
4.25% 4/01/15	14,315,000	14,865,641
Vulcan Materials Co.
6.5% 12/01/16	5,500,000	6,077,500
6.4% 11/30/17	8,000,000	8,760,000
Washington Post Co.
7.25% 2/01/19	8,500,000	10,029,872
Wells Fargo & Co.
4.8% 11/01/14 (Wachovia Bank)	10,000,000	10,454,960
0.6456% 11/03/14 (Wachovia Bank)
Floating Rate Security	21,585,000	21,636,955
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,393,519
1.25% 2/13/15	27,339,000	27,575,892
0.4732% 5/16/16 Floating Rate Security	9,750,000	9,652,870
0.5244% 6/15/17 (Wachovia Bank)
Floating Rate Security	5,000,000	4,939,375
Willis North America, Inc.
6.2% 3/28/17	14,477,000	15,992,134
WM Wrigley Jr. Co.
3.7% 6/30/14(c)	9,626,000	9,819,771
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,063,611
Total Corporate Bonds
(Cost $575,458,041)		597,609,093

CONVERTIBLE BONDS — 1.2%
Redwood Trust, Inc.
4.625% 4/15/18	17,000,000	17,998,750
(Cost $17,000,000)

MORTGAGE-BACKED SECURITIES — 27.4%(b)
Federal Home Loan Mortgage Corporation — 12.3%
Collateralized Mortgage Obligations — 4.4%
2627 CL LE — 3.0% 2017 (0.1 years)	20,484	20,514
3229 CL HB — 5.0% 2025 (0.6 years)	271,822	278,289
2778 CL JD — 5.0% 2032 (0.6 years)	896,487	922,191
2937 CL JG — 5.0% 2033 (0.7 years)	2,177,839	2,225,500
2934 CL KE — 5.0% 2033 (0.7 years)	1,679,144	1,718,176
2864 CL PE — 5.0% 2033 (0.8 years)	6,305,897	6,470,166
2937 CL HJ — 5.0% 2019 (0.8 years)	589,345	606,287
3556 CL MA — 5.0% 2037 (0.8 years)	596,204	611,254
2760 CL PD — 5.0% 2032 (0.9 years)	2,135,895	2,200,664
2780 CL TE — 5.0% 2033 (0.9 years)	3,003,145	3,095,124
2574 CL JM — 5.0% 2022 (0.9 years)	232,566	240,650
3562 CL KA — 4.0% 2022 (1.0 years)	1,503,620	1,543,510
3840 CL KA — 5.0% 2029 (1.0 years)	2,440,271	2,515,105
3170 CL EA — 4.5% 2020 (1.1 years)	748,414	772,129
3544 CL KA — 4.5% 2023 (1.2 years)	1,026,477	1,063,210
3815 CL AD — 4.0% 2025 (2.1 years)	1,500,333	1,562,198
3844 CL AG — 4.0% 2025 (2.3 years)	4,637,242	4,877,071

	Principal
	amount	Value
3003 CL LD — 5.0% 2034 (3.1 years)	$5,956,027	$6,462,926
2952 CL PA — 5.0% 2035 (3.3 years)	2,147,852	2,342,303
3649 CL BW — 4.0% 2025 (3.5 years)	7,135,403	7,548,019
3620 CL PA — 4.5% 2039 (3.6 years)	5,165,673	5,537,640
3842 CL PH — 4.0% 2041 (3.9 years)	4,287,839	4,537,443
4107 CL LA — 2.5% 2031 (11.1 years)	6,957,755	6,529,958
4107 CL LW — 1.75% 2027 (12.4 years)	3,920,632	3,347,553
		67,027,880
Pass-Through Securities — 7.4%
EO1386 — 5.0% 2018 (1.7 years)	71,346	75,720
G18190 — 5.5% 2022 (2.8 years)	92,198	99,688
G13300 — 4.5% 2023 (2.9 years)	573,419	607,885
G18296 — 4.5% 2024 (3.1 years)	1,302,814	1,381,865
G18306 — 4.5% 2024 (3.2 years)	2,780,952	2,944,707
G13517 — 4.0% 2024 (3.3 years)	1,918,181	2,032,904
G18308 — 4.0% 2024 (3.3 years)	2,719,318	2,883,512
J13949 — 3.5% 2025 (3.8 years)	10,113,555	10,681,643
E02804 — 3.0% 2025 (3.8 years)	6,852,561	7,100,757
E02948 — 3.5% 2026 (3.9 years)	20,444,310	21,538,708
J14649 — 3.5% 2026 (3.9 years)	9,086,079	9,585,786
J16663 — 3.5% 2026 (3.9 years)	19,148,172	20,204,713
G01818 — 5.0% 2035 (4.0 years)	5,813,210	6,298,399
E03033 — 3.0% 2027 (4.3 years)	9,533,430	9,878,726
E03048 — 3.0% 2027 (4.4 years)	17,890,450	18,539,345
		113,854,358
Structured Agency Credit Risk Debt Notes — 0.4%
2013-DN1 CL M1 — 3.57885% 2023
Floating Rate Security (2.1 years)	5,556,444	5,632,417
Interest Only Securities — 0.1%
3974 CL AI — 3.0% 2021 (2.4 years)	15,869,949	1,030,721
		187,545,376
Federal National Mortgage Association — 10.8%
Collateralized Mortgage Obligations — 1.1%
2005-9 CL AC — 5.0% 2033 (0.1 years)	217,724	218,142
2005-1 CL KA — 5.0% 2033 (0.1 years)	176,926	177,341
2004-40 CL BA — 4.5% 2018 (0.2 years)	104,713	105,051
2010-9 CL CA — 5.0% 2037 (0.3 years)	788,062	795,324
2003-39 CL LC — 5.0% 2022 (0.3 years)	43,022	43,414
2003-43 CL EX — 4.5% 2017 (0.4 years)	47,486	47,931
2009-52 CL DC — 4.5% 2023 (0.5 years)	104,215	104,830
2004-78 CL AB — 5.0% 2032 (0.7 years)	2,046,617	2,101,488
2007-42 CL YA — 5.5% 2036 (0.7 years)	325,813	333,374
2003-86 CL KT — 4.5% 2018 (1.2 years)	419,541	437,094
2009-44 CL A — 4.5% 2023 (1.3 years)	481,219	497,767
2003-9 CL DB — 5.0% 2018 (1.6 years)	395,054	418,129
2011-19 CL KA — 4.0% 2025 (2.1 years)	4,639,349	4,871,952
2010-145 CL PA — 4.0% 2024 (2.9 years)	2,733,651	2,855,707
2010-54 CL WA — 3.75% 2025 (2.9 years)	3,825,615	4,082,549
		17,090,093
Pass-Through Securities — 9.7%
255291 — 4.5% 2014 (0.4 years)	24,375	25,877
256982 — 6.0% 2017 (1.6 years)	210,436	225,234
251787 — 6.5% 2018 (1.8 years)	8,856	9,797
254907 — 5.0% 2018 (1.8 years)	262,198	279,519
357414 — 4.0% 2018 (1.8 years)	826,981	878,820
357985 — 4.5% 2020 (2.3 years)	254,217	270,978
MA0464 — 3.5% 2020 (2.4 years)	6,859,478	7,279,870
888595 — 5.0% 2022 (2.4 years)	531,117	570,690
AD0629 — 5.0% 2024 (2.6 years)	1,873,505	2,012,373

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 43

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
Pass-Through Securities (continued)
995960 — 5.0% 2023 (2.6 years)	$1,612,023	$1,731,230
888439 — 5.5% 2022 (2.7 years)	482,885	523,741
AL0471 — 5.5% 2025 (2.7 years)	10,159,399	11,014,294
AE0031 — 5.0% 2025 (2.8 years)	2,672,742	2,870,769
995693 — 4.5% 2024 (2.9 years)	2,710,874	2,887,880
995692 — 4.5% 2024 (3.2 years)	2,340,879	2,494,187
MA0043 — 4.0% 2024 (3.3 years)	1,590,905	1,692,554
890112 — 4.0% 2024 (3.3 years)	1,834,622	1,951,603
930667 — 4.5% 2024 (3.3 years)	2,120,462	2,258,009
995755 — 4.5% 2024 (3.3 years)	3,470,011	3,693,209
AA5510 — 4.0% 2024 (3.3 years)	808,550	860,321
AA4315 — 4.0% 2024 (3.4 years)	3,601,398	3,829,684
931739 — 4.0% 2024 (3.4 years)	881,373	937,297
555531 — 5.5% 2033 (3.5 years)	9,812,803	10,794,432
995112 — 5.5% 2036 (3.6 years)	4,338,667	4,744,132
AD7073 — 4.0% 2025 (3.6 years)	2,816,949	2,994,002
725232 — 5.0% 2034 (3.7 years)	819,376	891,566
AR8198 — 2.5% 2023 (3.8 years)	13,866,231	14,274,439
MA1502 — 2.5% 2023 (3.9 years)	11,266,352	11,597,206
AB1769 — 3.0% 2025 (4.1 years)	6,149,723	6,373,132
AB2251 — 3.0% 2026 (4.2 years)	6,738,738	6,989,593
AB3902 — 3.0% 2026 (4.3 years)	4,686,132	4,863,733
AK3264 — 3.0% 2027 (4.4 years)	11,502,654	11,942,932
AB4482 — 3.0% 2027 (4.4 years)	10,398,252	10,794,628
MA0587 — 4.0% 2030 (4.8 years)	12,371,266	13,196,485
		147,754,216
		164,844,309
Government National Mortgage Association — 1.8%
Interest Only Securities — 0.3%
2012-61 CL BI — 4.5% 2038 (1.3 years)	4,471,202	239,056
2009-31 CL PI — 4.5% 2037 (1.9 years)	5,805,365	470,460
2010-66 CL IO — 1.25088% 2052
Floating Rate Security (5.3 years)	62,472,606	3,744,233
		4,453,749
Pass-Through Securities — 1.5%
G2 5255 — 3.0% 2026 (4.3 years)	23,033,650	23,896,293
		28,350,042
Non-Government Agency — 2.5%
Collateralized Mortgage Obligations — 2.5%
Washington Mutual, Inc. (WAMU) 2003-S7
CL A1 — 4.5% 2018 (0.1 years)	117,696	119,482
Sequoia Mortgage Trust (SEMT) 2011-1
CL A1 — 4.125% 2041 (0.1 years)	1,410,419	1,414,273
Sequoia Mortgage Trust (SEMT) 2012-2
CL A2 — 3.5% 2042 (0.8 years)	4,941,561	4,978,099
Sequoia Mortgage Trust (SEMT) 2010-H1
CL A1 — 3.75% 2040 (1.0 years)	1,882,126	1,860,550
Sequoia Mortgage Trust (SEMT) 2012-1
CL 1A1 — 2.865% 2042 (1.4 years)	7,301,519	7,278,380
Chase Mortgage Finance Corp. (CHASE)
2004-S1 CL A6 — 4.5% 2019 (1.7 years)	67,554	65,400
Sequoia Mortgage Trust (SEMT) 2012-4
CL A1 — 3.5% 2042 (2.4 years)	9,376,838	9,241,291
Sequoia Mortgage Trust (SEMT) 2013-4
CL A3 — 1.55% 2043 (8.2 years)	14,498,430	14,013,943
		38,971,418
Total Mortgage-Backed Securities
(Cost $412,418,191)		419,711,145

COMMERCIAL MORTGAGE-	Principal
BACKED SECURITIES — 3.4%(b))	amount	Value
Oaktree Real Estate Investments/Sabal
(ORES) 2012-LV1 CL A
4.0% 2044 (0.0 years)(c)	$764,210	$764,286
LB-UBS Commercial Mortgage Trust
(LBUBS) 2006-C4 CL AAB 6.02978%
2032 Floating Rate Security (0.6 years)	8,680,277	8,929,345
Rialto Capital Management, LLC (RIAL)
2013-LT2 CL A 2.8331% 2028
(0.7 years)(c)	4,691,442	4,690,422
SMA Portfolio (SMAP) 2012-LV1 CL A
3.5% 2025 (0.7 years)(c)	930,649	932,426
VFC LLC (VFCP) 2013-1 CL A
3.13% 2026 (0.8 years)(c)	4,750,000	4,757,123
Oaktree Real Estate Investments/Sabal
(ORES) 2013-LV2 CL A
3.081% 2025 (0.8 years)(c)	6,983,509	6,987,755
Banc of America Commercial Mortgage Trust
(BACM) 2003-2 CL D 5.392706%
2041 Floating Rate Security (0.8 years)	10,798,144	11,048,391
Redwood Commercial Mortgage Corp.
(RCMC) 2012-CRE1 CL A 5.62346%
2044 (2.0 years)(c)	13,264,555	13,310,371
Total Commercial Mortgage-Backed Securities
(Cost $51,222,441)		51,420,119
ASSET-BACKED SECURITIES — 6.6%(b)
United Auto Credit Securitization Trust
(UACST) 2012-1 CL A2 1.1% 2015
(0.2 years)(c)	1,517,327	1,517,261
Westlake Automobile Receivables Trust
(WLAKE) 2012-1A CL A2 1.03% 2016
(0.4 years)(c)	3,134,072	3,137,032
Bayview Opportunity Master Fund IIa Trust (BOMFT)
2013-2RPL CL A 3.721% 2018
(0.5 years)(c)	2,007,482	2,003,768
Stanwich Mortgage Loan Co. (STWH)
2012-NPL5 CL A 2.9814% 2042
(0.6 years)(c)	9,852,545	9,867,324
Stanwich Mortgage Loan Co. (STWH)
2012-NPL4 CL A 2.9814% 2042
(0.8 years)(c)	2,386,171	2,389,273
Vericrest Opportunity Loan Trust (VOLT)
2012-NL3A CL A 2.7344% 2060
(0.8 years)(c)	8,645,619	8,594,004
Santander Drive Auto Receivables Trust (SDART)
2010-3 CL C 3.06% 2017
(0.9 years)	8,000,000	8,163,188
Prestige Auto Receivables Trust (PART)
2013-1A CL A2 1.09% 2018
(1.0 years)(c)	4,390,405	4,397,983
Credit Acceptance Auto Loan Trust
(CAALT) 2011-1 CL B 3.96% 2019
(1.0 years)(c)	7,500,000	7,694,734
Stanwich Mortgage Loan Co. (STWH)
2013-NPL1 CL A 2.9814% 2043
(1.4 years)(c)	8,142,687	8,131,939
Santander Drive Auto Receivables Trust (SDART)
2012-4 CL C 2.94% 2017
(1.8 years)	8,000,000	8,161,704
Vericrest Opportunity Loan Trust (VOLT)
2013-3 CL A 3.22162% 2053
(2.0 years)(c)	4,653,257	4,583,458
Vericrest Opportunity Loan Trust (VOLT)
2013-NPL1 CL A 4.25% 2058
(2.0 years)(c)	9,957,387	9,935,640

44 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal
	amount	Value
Stanwich Mortgage Loan Co. (STWH)
2013-NPL2 CL A 3.2282% 2059
(2.0 years)(c)	$7,591,901	$7,519,777
CPS Auto Receivables Trust (CPS)
2013-A CL A 1.31% 2020
(2.4 years)(c)	4,014,478	4,003,218
Cabela’s Master Credit Card Trust (CABMT)
2011-2A CL A2 0.7823% 2019 Floating
Rate Security (2.7 years)(c)	4,500,000	4,530,933
Cabela’s Master Credit Card Trust (CABMT)
2012-2A CL A2 0.6623% 2020 Floating
Rate Security (3.7 years)(c)	6,000,000	6,007,878
Total Asset-Backed Securities
(Cost $100,770,066)		100,639,114
TAXABLE MUNICIPAL BONDS — 1.3%
Nebraska Public Power District
5.14% 1/01/14	10,000,000	10,112,300
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,367,479
6.0% 9/01/15	1,220,000	1,317,490
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,006,100
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	897,576
4.788% 6/01/18	1,000,000	1,110,750
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,419,425
Total Taxable Municipal Bonds
(Cost $18,767,015)		19,231,120
U.S. TREASURY NOTES — 13.4%
U.S. Treasury Note
1.25% 2/15/14	30,000,000	30,135,360
1.25% 3/15/14	30,000,000	30,164,640
1.75% 3/31/14	30,000,000	30,253,710
0.375% 1/15/16	40,000,000	39,976,560
0.375% 2/15/16	55,000,000	54,946,265
0.875% 11/30/16	20,000,000	20,091,400
Total U.S. Treasury Notes
(Cost $205,450,245)		205,567,935

COMMON STOCKS — 1.4%	Shares	Value
Redwood Trust, Inc.
(Cost $12,708,270)	1,127,409	$22,198,683
CASH EQUIVALENTS — 4.7%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $72,348,063)	72,348,063	72,348,063
Total Investments in Securities
(Cost $1,466,142,332)		1,506,724,022
Other Assets Less Other Liabilities — 1.5%		22,546,496
Net Assets — 100.0%		$1,529,270,518
Net Asset Value Per Share - Institutional Class		$12.53
Net Asset Value Per Share - Investor Class		$12.51

(a)	Rate presented represents the annualized 7-day yield at September 30, 2013.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 45

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Nebraska Tax-Free Income Fund returned +0.6% in the third calendar quarter, compared to a +0.9% return for the Barclays 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the calendar year-to-date, the Fund decreased 0.6% compared to flat results for our Fund’s primary benchmark.

Commentary
The “taper-tantrum” of rising bond yields and lower prices that began in the second quarter picked up steam in the third as investors tried to handicap the expected reduction of Federal Reserve stimulus from the Fed’s latest iteration of large scale asset purchases, or quantitative easing (QE). The ten-year Treasury yield, for example, briefly touched 3% near Labor Day, nearly double the low point of the year in early May. A modestly improving economy played a role in the resetting of interest rates, but the nearly universal expectation of at least partial removal of the Fed’s unconventional monetary policy was the proximate cause of year-to-date bond price declines (rising yields).

The summer’s bond market weakness was staunched by the Fed’s late September decision to leave unchanged the current version of QE. This move shocked most market participants and led to a bond market rally (higher prices and lower yields) in the last few weeks of the quarter. The verdict to stay the course on quantitative easing brings to mind the famous line by the Saturday Night Live character Emily Litella (played by Gilda Radner) – “never mind.”

The Fed’s decision to await more evidence of underlying strength in the broader economy before scaling back asset purchases may also have been motivated by the looming government funding and debt ceiling feud that led to a shutdown in the early part of the fourth quarter. Overall, Treasury bond yields ended the quarter close to where they began. The five-year Treasury yield, for example, ended the third quarter at 1.38%, within 2 basis points of where it started the quarter.

Municipal bonds performed well in the quarter despite the Chapter 9 bankruptcy filing in July by the city of Detroit. Detroit’s $18 billion bankruptcy filing gave it the dubious distinction of being the largest U.S. municipality to file for Chapter 9 protection, dwarfing Jefferson County Alabama’s $4 billion filing in 2011. While Detroit’s July filing was momentous, it also was arguably the most telegraphed credit event the municipal market has ever seen. Although many of Detroit’s problems are common, the magnitude of its problems is not. Other cities in the U.S. have undergone post-industrial depopulation and an erosion of the tax base, and now carry debt burdens that are heavy relative to the remaining tax base and population. But no other large city lost as much as Detroit. Detroit’s fiscal emergency was so severe after many years of attempting to fix it that bankruptcy finally stood alone as the only viable solution. Away from Detroit, most local governments are managing through the current environment, and defaulters like Detroit and Jefferson County are likely to remain anomalies with unique stories to tell. Incidentally, our Fund does not and has not owned any Detroit municipal bonds.

Fund Review
Nearly all of our Fund’s investments added to results during the quarter as income returns were enhanced by modest (unrealized) appreciation. Investment activity was light as we identified few qualifying investments. Of note, we did trim our holdings in the bonds of the Commonwealth of Puerto Rico in the quarter. Like Detroit, Puerto Rico has struggled with high debt levels and a weak economy. We recognized a solid holding-period return on the bonds sold and maintain a modest exposure (1.3%) to the Commonwealth’s electric revenue bonds at quarter end. Our remaining investment carries the added protection of being insured by a company (Assured Guaranty) with sizable policyholders’ surplus and total claims paying resources. Overall, we believe we are being adequately compensated for our remaining small investment.

Turning to portfolio metrics, the average duration of our Fund increased to 3.1 from 3.0 years and the average maturity increased to 6.3 years from 5.9 years in the previous quarter. The “Portfolio Profile” page accompanying this report provides additional detail regarding the breakdown of our investment holdings by state, sector and rating. Our investments may be wide-ranging, but our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

Outlook
Today’s investment landscape in fixed income has improved as rates have (modestly) risen year-to-date, but remains challenging. As long as the Fed’s audacious monetary policy experiment ($85 billion-a-month bond buying program) remains in place, nominal interest rates on U.S. Treasuries, both short- and long-term, will be artificially low. Low Treasury rates have a gravitational effect on all other fixed-income assets, municipal bonds included. Inflation, the bond investor’s boogeyman, remains stubbornly near 2 percent, leaving little room for real (after inflation) returns.

Jim Grant, author of Grant’s Interest Rate Observer, summed up our present challenge well in an October 2012 publication. (Note – we included the following in our commentary a year ago, but believe could be even more relevant today.)

One of these fine days, we say, the Fed will lose control of what in the trade is known as the “risk-pricing process.” Then the risk dammed up behind the walls of QE and ZIRP and Twist will come rushing down the valley. It’s anyone’s guess what form this unleashing of market forces may take. We say higher inflation and much higher interest rates – certainly, much higher interest-rate volatility. The longer the Fed keeps the market under its thumb, the greater the distortion in pricing of risk and the more furious the eventual reversion to a state of nature.

We continue to agree with much of Mr. Grant’s observations. Therefore, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

46 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Nebraska Tax-Free Income Fund	0.59%	-0.72%	1.83%	3.79%	3.14%	3.70%	4.19%	4.79%
Barclays 5-Year Municipal Bond Index	0.87	-0.24	2.71	4.90	3.85	4.47	4.69	5.50

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the NE Tax-Free Fund for the period September 30, 2003 through September 30, 2013, as compared with the growth of the Barclays 5-Yr Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	NE	Barclays	Relative
	Tax-Free	5-Yr*	Results
Year	(1)	(2)	(1)-(2)
1985 (10/1/85)	3.55%	N/A %	N/A %
1986	11.21	N/A	N/A
1987	4.00	N/A	N/A
1988	6.31	N/A	N/A
1989	6.89	9.07	-2.18
1990	6.31	7.70	-1.39
1991	8.41	11.41	-3.00
1992	7.37	7.62	-0.25
1993	7.87	8.73	-0.86
1994	-1.41	-1.28	-0.13
1995	10.49	11.65	-1.16
1996	5.46	4.22	1.24
1997	7.32	6.38	0.94
1998	6.10	5.84	0.26
1999	-1.21	0.73	-1.94
2000	9.87	7.71	2.16
2001	3.86	6.21	-2.35
2002	7.99	9.28	-1.29
2003	4.29	4.13	0.16
2004	3.38	2.72	0.66
2005	2.16	0.95	1.21
2006	3.26	3.34	-0.08
2007	3.56	5.15	-1.59
2008	1.23	5.78	-4.55
2009	7.24	7.40	-0.16
2010	2.27	3.40	-1.13
2011	5.94	6.93	-0.99
2012	2.07	2.97	-0.90
2013 (9/30/13)	-0.62	-0.03	-0.59
Since Inception:
Cumulative
Return	306.58	N/A	N/A
Avg. Annual
Return	5.13	N/A	N/A

* The inception date of the Barclays 5-Yr was 1/29/88.

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 0.71% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 4 for additional performance disclosures. See page 82 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzinvestments.com 47

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	81.2%
Florida	5.2
Texas	1.8
Arizona	1.5
Virginia	1.5
Puerto Rico	1.3
North Dakota	1.2
Tennessee	1.1
Iowa	0.9
Illinois	0.4
Cash Equivalents/Other	3.9
Net Assets	100.0%

Sector Breakdown
Power	32.1%
Higher Education	19.4
Hospital	10.2
Lease	3.6
General	3.4
Airport/Transportation	3.2
Water/Sewer	2.7
Housing	0.7
Total Revenue	75.3
City/Subdivision	6.9
School District	6.1
County	3.1
Natural Resource District	2.6
Total General Obligation	18.7
Escrow/Pre-Refunded	2.1
Cash Equivalents/Other	3.9
Net Assets	100.0%

Financial Attributes
Average Maturity	6.3 years
Average Effective Maturity	3.4 years
Average Duration	3.1 years
Average Coupon	4.2%
30-Day SEC Yield at 9-30-13	1.60%
Municipals exempt from federal and
Nebraska income taxes	Approx. 83%
Municipals subject to alternative
minimum tax	Approx. 2%

Five Largest Issuers(b)
Nebraska Public Power District	10.5%
University of Nebraska	9.2
Omaha Public Power District	6.2
Public Power Generation Agency	4.3
Children’s Hospital Obligated Group	4.0

Credit Quality(a)
Aaa/AAA	6.4%
Aa/AA	44.5
A/A	39.5
Baa/BBB	2.0
Non-Rated	3.7
Cash Equivalents/Other	3.9
Net Assets	100.0%

(a)
The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody’s and S&P. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)	Percent of net assets

48 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2013 • (UNAUDITED)

	Principal
MUNICIPAL BONDS — 96.1%	amount	Value
Arizona — 1.5%
Maricopa County, General Obligation,
Peoria Unified School District No. 11, Series 2006
5.0% 7/01/24	$950,000	$1,048,619
Florida — 5.2%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,145,700
JEA, Electric System Revenue, Series Three 2009B
5.0%, 10/01/28	300,000	308,814
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,106,230
Orlando Utilities Commission, Utility System Revenue, Refunding,
Series 2006, 5.0%, 10/01/17	1,000,000	1,116,220
		3,676,964
Illinois — 0.4%
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	277,377
Iowa — 0.9%
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011
4.0%, 7/01/20	600,000	637,794
Nebraska — 81.2%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	269,807
4.4%, 12/15/17	250,000	273,810
Bellevue, Development Revenue, Bellevue University Project,
Series 2010A, 2.75%, 12/01/15	1,000,000	1,023,370
Cornhusker Public Power District, Electric Revenue, Refunding,
Series 2010, 2.4%, 7/01/17	400,000	408,700
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
2.15%, 12/15/13	490,000	491,490
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	127,387
2.75%, 12/15/19	100,000	101,521
Douglas County, Educational Facility Revenue,
Creighton University Project, Refunding, Series 2010A
5.0%, 7/01/16	430,000	467,268
5.6%, 7/01/25	400,000	446,296
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	539,863
Douglas County, General Obligation, Refunding, Series 2011B
3.0%, 12/15/19	1,155,000	1,196,095
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	205,000	205,096
Quality Living Inc. Project
4.7%, 10/01/17	255,000	248,900
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008
4.75%, 9/01/28	500,000	514,780
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14	380,000	398,187
5.0%, 11/15/15	295,000	319,762

	Principal
	amount	Value
Refunding, Children’s Hospital Obligated Group, Series 2008B
4.5%, 8/15/15	$230,000	$243,577
5.25%, 8/15/20	1,000,000	1,080,850
5.5%, 8/15/21	1,430,000	1,539,281
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	440,000	470,259
Douglas County, Millard Public School District #17,
Refunding, Series 2009, 4.0%, 6/15/17	750,000	762,847
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	624,564
4.75%, 9/01/17	200,000	208,432
Hastings, Combined Utility Revenue, Refunding, Series 2012
2.0%, 10/15/16	320,000	329,651
2.0%, 10/15/17	430,000	441,421
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	422,067
3.0%, 11/15/17	640,000	649,280
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center
Series 2006, 4.0%, 6/01/19	300,000	312,576
Series 2008A, 5.0%, 6/01/16	500,000	544,215
Series 2008A, 5.0%, 6/01/17	500,000	553,005
Lincoln, Certificates of Participation,
Series 2010A, 2.4%, 3/15/17	395,000	405,432
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	647,935
2.5%, 4/01/21	925,000	904,067
Lincoln, Electric System Revenue, Refunding,
Series 2007B, 5.0%, 9/01/18	1,000,000	1,117,670
Series 2012, 5.0%, 9/01/21	1,000,000	1,182,250
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,042,640
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	472,494
Lincoln, Sanitary Sewer Revenue, Refunding, Series 2012
1.5%, 6/15/17	440,000	446,481
Lincoln, Water Revenue, Refunding, Series 2012
1.5% 8/15/16	450,000	459,324
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding,
2009 Series A, BHAC Insured
5.0%, 4/01/20	500,000	572,955
2012 Series A, 5.0%, 4/01/18	100,000	114,695
2013 Series A, 4.0%, 4/01/17	250,000	275,055
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project
5.05%, 12/01/23	500,000	486,405
Nebraska Investment Financial Authority, Revenue, Drinking Water
State Revolving Fund, Series 2010A
4.0%, 7/01/25	750,000	767,430
Nebraska Investment Financial Authority, Homeownership Revenue,
2011 Series A, 2.4%, 9/01/17	460,000	471,624

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 49

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal
	amount	Value
Nebraska Public Power District, Revenue,
2005 Series A, 5.0%, 1/01/18	$200,000	$215,942
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,055,080
2007 Series B, 5.0%, 1/01/20	395,000	446,911
2007 Series B, 5.0%, 1/01/21	1,750,000	1,977,500
2008 Series B, 5.0%, 1/01/19	250,000	283,152
2010 Series C, 4.25%, 1/01/17	500,000	552,210
2011 Series A, 4.0%, 1/01/15	250,000	261,525
2012 Series A, 4.0%, 1/01/21	500,000	547,365
2012 Series A, 5.0%, 1/01/21	500,000	580,270
2012 Series B, 3.0%, 1/01/24	1,000,000	974,050
2012 Series C, 5.0%, 1/01/19	500,000	566,305
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	430,636
5.0%, 7/15/16	200,000	221,884
4.0%, 7/15/17	200,000	214,614
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	657,030
Omaha, General Obligation, Refunding,
Series 2008
5.0%, 6/01/20	350,000	402,437
5.25%, 10/15/19	250,000	293,268
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project,
Series 2009, 5.0%, 6/01/23	770,000	866,127
Series 2010, 4.125%, 6/01/29	650,000	655,064
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	257,736
3.95%, 10/15/18	240,000	263,582
Omaha Public Power District,
Electric System Revenue,
1993 Series C, 5.5%, 2/01/14	40,000	40,721
2007 Series A, 4.1%, 2/01/19	1,000,000	1,080,190
2012 Series A, 5.0%, 2/01/24	2,000,000	2,309,200
Electric System Subordinated Revenue,
2006 Series B, FGIC Insured
4.75%, 2/01/36	1,000,000	1,001,470
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/14	250,000	260,273
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	930,000	977,532
Series 2009, 5.0%, 12/01/28	500,000	532,920
Papio-Missouri River Natural Resources District, General Obligation,
Flood Protection and Water Quality Enhancement,
Series 2013
3.0%, 12/15/16	400,000	426,464
3.0%, 12/15/17	385,000	412,551
3.0%, 12/15/18	500,000	529,360
Series 2013B, 5.0%, 12/15/19	400,000	455,692

	Principal
	amount	Value
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A,
AGC-ICC AMBAC Insured,
5.0%, 1/01/19	$1,260,000	$1,370,956
AMBAC Insured, 5.0%, 1/01/18	750,000	832,005
AMBAC Insured, 5.0%, 1/01/26	800,000	863,152
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	159,855
2.6%, 12/15/19	135,000	138,992
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,079,540
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue,
Series 2006, 5.0%, 7/15/18	830,000	921,076
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	537,537
Lease Rental Revenue,
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/19	285,000	312,363
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	330,000	356,648
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,216,376
Lincoln Parking Project, Refunding,
Series 2005
4.0%, 6/01/17	1,070,000	1,123,297
4.5%, 6/01/20	500,000	526,235
Series 2013, 2.0%, 6/01/16	310,000	318,169
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	428,797
5.0%, 5/15/33	700,000	721,238
Omaha Student Facilities Project
5.0%, 5/15/27	800,000	868,680
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	335,887
3.4%, 9/01/17	415,000	421,881
		57,862,559
North Dakota — 1.2%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	859,077
Puerto Rico — 1.3%
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	949,310
Tennessee — 1.1%
Memphis, General Obligation, General Improvement, Series 2006A
5.0%, 11/01/19	720,000	783,943
Texas — 1.8%
San Antonio, General Obligation, Refunding, Series 2010
5.0%, 2/01/19	1,195,000	1,311,656

50 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal
	amount	Value
Virginia — 1.5%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	$975,000	$1,032,886
Total Municipal Bonds
(Cost $66,552,367)		68,440,185

CASH EQUIVALENTS — 2.9%	Shares	Value
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $2,093,446)	2,093,446	$2,093,446
Total Investments in Securities
(Cost $68,645,813)		70,533,631
Other Assets Less Other Liabilities — 1.0%		687,725
Net Assets — 100.0%		$71,221,356
Net Asset Value Per Share		$10.21

(a)      Rate presented represents the annualized 7-day yield at September 30, 2013.

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 51

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney, CFA

The Government Money Market Fund ended the third calendar quarter with a 7-day effective and current yield of 0.01%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Another quarter of miniscule returns has come and gone for investors and savers in money market funds or savings accounts. With short-term interest rates captive to the Federal Reserve’s nearly five year old “zero interest-rate policy” (dubbed ZIRP), returns in investment vehicles like money market funds, bank savings accounts and short-term CDs remain frustratingly close to zero. Our Fund’s 7-day effective yield was unchanged in the third quarter at 0.01%.

The Federal Open Market Committee (FOMC) of the Federal Reserve, and principal rate-setter for the investment universe for our Fund, met twice in the third quarter. At its latest meeting in September, the Fed surprised the market by announcing it would continue purchasing additional mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month. Most market participants had been expecting a “tapering” or reduction of the Federal Reserve’s latest installment of quantitative easing (QE). The Fed’s surprise decision to stay the course on quantitative easing brings to mind the famous line by the Saturday Night Live character Emily Litella (played by Gilda Radner) – “never mind.”

In addition, at both meetings the FOMC reaffirmed its view that a highly accommodative monetary policy stance will remain in place for a long period after the asset purchase program ends and the economic recovery strengthens. In particular, the FOMC intends to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at an “exceptionally low range” of zero to 0.25% so long as the unemployment rate remains above 6-1/2 percent, near-term inflation is no more than a half percent above the FOMC’s 2 percent longer-term goal, and longer-term inflation expectations remain “well anchored.”

As we have mentioned in previous letters, the Fed Funds rate affects all investments within our Fund’s opportunity set. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of September 30, 89.9% of our portfolio was invested in U.S. Treasury bills, with the balance in high quality Wells Fargo money market funds. The average life of our portfolio at September 30 was approximately 31 days.

The path of short-term interest rates is inevitably higher. However, the timing of this event keeps getting pushed further out in time. When the Fed changes from its current course and begins to raise short-term rates, our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. However, infinitesimal income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours, are likely to persist for at least another year. In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

52 Weitz Funds

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • SEPTEMBER 30, 2013 • (UNAUDITED)

	Principal
U.S. TREASURY — 89.9%†	amount	Value
U.S. Treasury Bill
0.015% 10/03/13	$50,000,000	$49,999,958
0.01% 11/07/13	27,000,000	26,999,723
0.01% 12/26/13	27,000,000	26,999,355
Total U.S. Treasury		103,999,036

MONEY MARKET FUNDS —10.0%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	11,489,840	$11,489,840
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.00%(a)	52,556	52,556
Total Money Market Funds		11,542,396
Total Investments in Securities
(Cost $115,541,432)		115,541,432
Other Assets Less Other Liabilities — 0.1%		155,627
Net Assets — 100.0%		$115,697,059
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2013.

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 53

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2013 • (UNAUDITED)

							Short -	Nebraska	Government
(In U.S. dollars,		Partners					Intermediate	Tax-Free	Money
except share data)	Value	Value	Partners III	Research	Hickory	Balanced	Income	Income	Market
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	1,044,495,633	956,921,803	955,974,332	21,509,838	514,752,087	128,503,258	1,506,724,022	70,533,631	115,541,433
Controlled affiliates(a)	—	—	3,427,700	—	—	—	—	—	—
	1,044,495,633	956,921,803	959,402,032	21,509,838	514,752,087	128,503,258	1,506,724,022	70,533,631	115,541,433
Accrued interest and dividends receivable	492,366	213	6,658	3,972	40,389	127,546	9,261,019	772,147	78
Due from broker	—	—	98,636,806	—	—	—	—	—	—
Receivable for securities sold	—	—	23,296	18,605	—	—	10,046,875	—	—
Receivable for fund shares sold	444,054	752,282	813,741	—	877,642	63,683	5,587,749	—	196,770
Total assets	1,045,432,053	957,674,298	1,058,882,533	21,532,415	515,670,118	128,694,487	1,531,619,665	71,305,778	115,738,281
Liabilities:
Dividends payable on securities sold short	—	—	125,692	—	—	—	—	—	—
Due to adviser	1,125,049	985,545	937,652	16,324	559,195	123,266	897,664	64,422	1,076
Options written, at value(b)	—	580,000	3,367,500	—	—	—	—	—	—
Payable for securities purchased	—	1,174,825	87,336	63,473	—	314,604	—	—	—
Payable for fund shares redeemed	2,118,445	602,300	320,381	25,500	214,880	305,742	1,451,483	20,000	40,000
Securities sold short(c)	—	—	96,279,200	—	—	—	—	—	—
Other	—	—	3,110	—	—	—	—	—	146
Total liabilities	3,243,494	3,342,670	101,120,871	105,297	774,075	743,612	2,349,147	84,422	41,222
Net assets	1,042,188,559	954,331,628	957,761,662	21,427,118	514,896,043	127,950,875	1,529,270,518	71,221,356	115,697,059
Composition of net assets:
Paid-in capital	788,486,056	751,868,815	697,457,592	16,955,898	405,422,316	109,682,239	1,491,028,181	68,980,499	115,696,967
Accumulated undistributed net investment income (loss)	(2,241,516)	(2,606,839)	(4,144,143)	(29,710)	(2,045,905)	(116,026)	(2,120,672)	(4,822)	—
Accumulated net realized gain (loss)	(31,109,454)	(46,461,312)	21,505,873	235,052	(11,767,371)	1,719,116	(218,681)	357,861	92
Net unrealized appreciation (depreciation) of investments	287,053,473	251,530,964	242,942,340	4,265,878	123,287,003	16,665,546	40,581,690	1,887,818	—
Net assets	1,042,188,559	954,331,628	957,761,662	21,427,118	514,896,043	127,950,875	1,529,270,518	71,221,356	115,697,059
Net assets - Institutional Class			912,103,481				1,435,699,779
Shares outstanding(d)(e)	25,269,030	31,671,803	58,174,520	1,785,223	9,367,961	9,197,189	114,592,613	6,978,405	115,696,967
Net asset value, offering and redemption price(d)	41.24	30.13	15.68	12.00	54.96	13.91	12.53	10.21	1.00
Net assets - Investor Class			45,658,181				93,570,739
Shares outstanding - Investor Class(e)			2,930,343				7,481,544
Net asset value, offering and redemption price - Investor Class			15.58				12.51

(a) Cost of investments in securities:
Unaffiliated issuers	757,442,160	705,379,829	689,948,383	17,243,960	391,465,084	111,837,712	1,466,142,332	68,645,813	115,541,433
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—
	757,442,160	705,379,829	692,847,762	17,243,960	391,465,084	111,837,712	1,466,142,332	68,645,813	115,541,433
(b) Premiums from options written	—	568,990	3,011,541	—	—	—	—	—	—
(c) Proceeds from short sales	—	—	73,023,229	—	—	—	—	—	—

(d) Designated as Institutional Class for Partners III and Short-Intermediate Income Funds
(e) Indefinite number of no par value shares authorized

54 Weitz Funds	The accompanying notes form an integral part of these financial statements.

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2013 • (UNAUDITED)

							Short -	Nebraska	Government
		Partners					Intermediate	Tax-Free	Money
(In U.S. dollars)	Value	Value	Partners III	Research	Hickory	Balanced	Income	Income	Market
Investment income:
Dividends:
Unaffiliated issuers	4,341,400	3,389,458	2,803,936	62,540	1,261,488	305,734	715,349	—	—
Interest	90,200	76,623	9,571	281	43,687	179,406	16,151,552	1,177,671	22,510
Total investment income	4,431,600	3,466,081	2,813,507	62,821	1,305,175	485,140	16,866,901	1,177,671	22,510
Expenses:
Investment advisory fees	5,202,714	4,534,288	4,042,107	102,801	2,337,060	438,557	3,034,484	169,812	218,720
Administrative fees	621,887	586,509	480,392	25,880	310,292	101,087	1,214,706	78,802	92,283
Custodial fees	9,795	7,826	6,725	1,136	5,126	1,504	11,596	1,534	1,894
Distribution fees - Investor Class	—	—	37,553	—	—	—	101,459	—	—
Dividends on securities sold short	—	—	753,699	—	—	—	—	—	—
Interest	—	—	553,904	—	—	—	—	—	—
Professional fees	42,615	35,061	30,265	8,145	20,825	9,478	59,195	10,953	10,969
Registration fees	26,275	20,471	43,526	8,500	22,204	15,649	48,420	3,061	12,500
Sub-transfer agent fees	105,552	59,789	60,010	11,162	99,374	14,959	111,205	12,865	15,705
Trustees fees	38,991	32,598	26,765	753	16,521	3,442	54,800	3,379	3,968
Other	108,636	69,244	47,054	6,486	52,510	15,844	155,266	26,013	13,807
	6,156,465	5,345,786	6,082,000	164,863	2,863,912	600,520	4,791,131	306,419	369,846
Less expenses reimbursed by investment adviser	—	—	(34,305)	(72,342)	—	—	(37,385)	—	(352,316)
Net expenses	6,156,465	5,345,786	6,047,695	92,521	2,863,912	600,520	4,753,746	306,419	17,530
Net investment income (loss)	(1,724,865)	(1,879,705)	(3,234,188)	(29,700)	(1,558,737)	(115,380)	12,113,155	871,252	4,980
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	30,229,146	19,906,749	21,498,539	585,216	11,452,062	1,722,555	2,353,242	358,334	—
Options written	—	(479,875)	(2,456,841)	—	—	—	—	—	—
Net realized gain (loss)	30,229,146	19,426,874	19,041,698	585,216	11,452,062	1,722,555	2,353,242	358,334	—
Net unrealized appreciation (depreciation):
Unaffiliated issuers	39,909,265	55,715,438	66,231,972	1,506,531	31,849,649	2,724,177	(18,885,046)	(2,189,723)	—
Controlled affiliates	—	—	(104,420)	—	—	—	—	—	—
Options written	—	400,747	2,505,431	—	435,039	—	—	—	—
Securities sold short	—	—	(8,826,000)	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	39,909,265	56,116,185	59,806,983	1,506,531	32,284,688	2,724,177	(18,885,046)	(2,189,723)	—
Net realized and unrealized gain (loss) on investments	70,138,411	75,543,059	78,848,681	2,091,747	43,736,750	4,446,732	(16,531,804)	(1,831,389)	—
Net increase (decrease) in net assets resulting from operations	68,413,546	73,663,354	75,614,493	2,062,047	42,178,013	4,331,352	(4,418,649)	(960,137)	4,980

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 55

STATEMENTS OF CHANGES IN NET ASSETS

(In U.S. dollars)	Value		Partners Value		Partners III		Research
	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	Sept. 30, 2013	Year ended	Sept. 30, 2013	Year ended	Sept. 30, 2013	Year ended	Sept. 30, 2013	Year ended
	(Unaudited)	March 31, 2013	(Unaudited)	March 31, 2013	(Unaudited)	March 31, 2013	(Unaudited)	March 31, 2013
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(1,724,865)	(654,801)	(1,879,705)	(1,804,940)	(3,234,188)	(3,693,142)	(29,700)	16,210
Net realized gain (loss)	30,229,146	100,517,519	19,426,874	63,795,378	19,041,698	44,715,603	585,216	646,482
Net unrealized appreciation (depreciation)	39,909,265	49,355,520	56,116,185	72,761,001	59,806,983	65,022,687	1,506,531	696,987
Net increase (decrease) in net assets resulting from operations	68,413,546	149,218,238	73,663,354	134,751,439	75,614,493	106,045,148	2,062,047	1,359,679
Distributions to shareholders from:
Net investment income	—	(977,442)	—	—	—	—	(2,512)	(15,222)
Net investment income:
Institutional Class	—	—	—	—	—	—	—	—
Investor Class	—	—	—	—	—	—	—	—
Net realized gains	—	—	—	—	—	—	—	(1,438,427)
Net realized gains:
Institutional Class	—	—	—	—	(4,021,204)	(39,932,550)	—	—
Investor Class	—	—	—	—	(156,092)	(959,756)	—	—
Total distributions	—	(977,442)	—	—	(4,177,296)	(40,892,306)	(2,512)	(1,453,649)
Fund share transactions	(39,776,716)	(146,360,491)	36,455,290	2,287,228	—	—	248,815	2,914,019
Fund share transactions:
Institutional Class	—	—	—	—	178,521,609	(8,044,129)	—	—
Investor Class	—	—	—	—	23,331,022	6,442,603	—	—
Net increase (decrease) from fund share transactions	(39,776,716)	(146,360,491)	36,455,290	2,287,228	201,852,631	(1,601,526)	248,815	2,914,019
Total increase (decrease) in net assets	28,636,830	1,880,305	110,118,644	137,038,667	273,289,828	63,551,316	2,308,350	2,820,049
Net assets:
Beginning of period	1,013,551,729	1,011,671,424	844,212,984	707,174,317	684,471,834	620,920,518	19,118,768	16,298,719
End of period	1,042,188,559	1,013,551,729	954,331,628	844,212,984	957,761,662	684,471,834	21,427,118	19,118,768

Undistributed net investment income (loss)	(2,241,516)	(516,651)	(2,606,839)	(727,134)	(4,144,143)	(909,955)	(29,710)	2,502

56 Weitz Funds	The accompanying notes form an integral part of these financial statements.

				Short-Intermediate		Nebraska		Government
Hickory		Balanced		Income		Tax-Free Income		Money Market
Six months		Six months		Six months		Six months		Six months
ended		ended		ended		ended		ended
Sept. 30, 2013	Year ended	Sept. 30, 2013	Year ended	Sept. 30, 2013	Year ended	Sept. 30, 2013	Year ended	Sept. 30, 2013	Year ended
(Unaudited)	March 31, 2013	(Unaudited)	March 31, 2013	(Unaudited)	March 31, 2013	(Unaudited)	March 31, 2013	(Unaudited)	March 31, 2013

(1,558,737)	(2,195,649)	(115,380)	269,061	12,113,155	22,452,603	871,252	1,999,779	4,980	26,158
11,452,062	32,159,207	1,722,555	5,630,135	2,353,242	4,425,766	358,334	43,328	—	92

32,284,688	32,983,225	2,724,177	2,866,426	(18,885,046)	25,787,049	(2,189,723)	7,185	—	—

42,178,013	62,946,783	4,331,352	8,765,622	(4,418,649)	52,665,418	(960,137)	2,050,292	4,980	26,250

—	—	(19,778)	(334,280)	—	—	(909,397)	(1,997,063)	(4,980)	(26,158)

—	—	—	—	(13,712,978)	(28,047,220)	—	—	—	—
—	—	—	—	(767,299)	(1,243,473)	—	—	—	—
—	—	(1,722,223)	—	—	—	—	(44,256)	—	(141)

—	—	—	—	—	(269,010)	—	—	—	—
—	—	—	—	—	(12,587)	—	—	—	—
—	—	(1,742,001)	(334,280)	(14,480,277)	(29,572,290)	(909,397)	(2,041,319)	(4,980)	(26,299)
40,632,139	38,882,171	27,256,237	1,142,820	—	—	(30,673,575)	10,166,564	7,779,050	30,551,498

—		—		28,708,650	335,220	—	—	—	—
—	—	—	—	16,182,924	24,253,912	—	—	—	—

40,632,139	38,882,171	27,256,237	1,142,820	44,891,574	24,589,132	(30,673,575)	10,166,564	7,779,050	30,551,498

82,810,152	101,828,954	29,845,588	9,574,162	25,992,648	47,682,260	(32,543,109)	10,175,537	7,779,050	30,551,449

432,085,891	330,256,937	98,105,287	88,531,125	1,503,277,870	1,455,595,610	103,764,465	93,588,928	107,918,009	77,366,560
514,896,043	432,085,891	127,950,875	98,105,287	1,529,270,518	1,503,277,870	71,221,356	103,764,465	115,697,059	107,918,009

(2,045,905)	(487,168)	(116,026)	19,132	(2,120,672)	246,450	(4,822)	33,323	—	—

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 57

STATEMENT OF CASH FLOWS

PARTNERS III OPPORTUNITY FUND
Six Months Ended September 30, 2013 (Unaudited)
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$75,614,493
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(91,821,005)
Proceeds from sale of investment securities	81,918,873
Purchase of short-term investment securities, net	(183,648,591)
Decrease in accrued interest and dividends receivable	112,769
Decrease in receivable for securities sold	8,835,178
Decrease in receivable for fund shares sold	1,050,858
Decrease in other liabilities	(8,604)
Decrease in payable for securities purchased	(1,063,298)
Decrease in payable for fund shares redeemed	(2,535)
Decrease in dividends payable on securities sold short	(175,274)
Increase in due to adviser	237,402
Net unrealized appreciation on investments, options and short sales	(59,806,983)
Net realized gain on investments and options	(19,041,698)
Net cash used in operating activities	(187,798,415)
Cash flows from financing activities:
Proceeds from sales of fund shares	231,179,536
Payments for redemptions of fund shares	(32,236,272)
Cash distributions to shareholders	(1,267,929)
Increase in due from broker	(10,277,720)
Net cash provided by financing activities	187,397,615
Net increase (decrease) in cash	(400,800)
Cash:
Balance, beginning of period	400,800
Balance, end of period	$—
Supplemental disclosure of cash flow information:
Cash payments for interest	$562,508
Noncash financing activities:
Reinvestment of shareholder distributions	$2,909,367

58 Weitz Funds	The accompanying notes form an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Six months
	ended
	Sept. 30, 2013		Year ended March 31,
Value Fund	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$38.61		$32.98	$30.07	$26.14	$16.90	$27.74
Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.02)	0.04	0.07	(0.07)	0.07
Net gain (loss) on securities (realized and unrealized)	2.70		5.68	2.94	3.86	9.37	(10.72)
Total from investment operations	2.63		5.66	2.98	3.93	9.30	(10.65)
Less distributions:
Dividends from net investment income	—		(0.03)	(0.07)	—	(0.06)	(0.19)
Distributions from realized gains	—		—	—	—	—	—
Total distributions	—		(0.03)	(0.07)	—	(0.06)	(0.19)
Net asset value, end of period	$41.24		$38.61	$32.98	$30.07	$26.14	$16.90
Total return	6.81	%†	17.20%	9.94%	15.03%	55.12%	(38.62)%
Ratios/supplemental data:
Net assets, end of period ($000)	1,042,189		1,013,552	1,011,671	971,285	977,576	762,093
Ratio of expenses to average net assets	1.18	%*	1.20%	1.20%	1.21%	1.22%	1.20%
Ratio of net investment income (loss) to average net assets	(0.33	)%*	(0.07)%	0.11%	0.23%	(0.29)%	0.20%
Portfolio turnover rate	3	%†	20%	31%	46%	19%	19%

	Six months
	ended
	Sept. 30, 2013		Year ended March 31,
Partners Value Fund	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$27.75		$23.25	$22.05	$18.24	$11.77	$17.33
Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.06)	(0.07)	(0.05)	(0.08)	0.01
Net gain (loss) on securities (realized and unrealized)	2.44		4.56	1.27	3.86	6.56	(5.55)
Total from investment operations	2.38		4.50	1.20	3.81	6.48	(5.54)
Less distributions:
Dividends from net investment income	—		—	—	—	(0.01)	(0.02)
Distributions from realized gains	—		—	—	—	—	—
Total distributions	—		—	—	—	(0.01)	(0.02)
Net asset value, end of period	$30.13		$27.75	$23.25	$22.05	$18.24	$11.77
Total return	8.58	%†	19.35%	5.44%	20.89%	55.10%	(31.99)%
Ratios/supplemental data:
Net assets, end of period ($000)	954,332		844,213	707,174	754,598	622,107	431,071
Ratio of expenses to average net assets	1.18	%*	1.19%	1.20%	1.21%	1.21%	1.19%
Ratio of net investment income (loss) to average net assets	(0.41	)%*	(0.25)%	(0.32)%	(0.26)%	(0.52)%	0.05%
Portfolio turnover rate	4	%†	24%	31%	42%	30%	29%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 59

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Six months
	ended
Partners III Opportunity Fund -	Sept. 30, 2013		Year ended March 31,
Institutional Class	(Unaudited)		2013		2012		2011	2010	2009
Net asset value, beginning of period	$14.33		$12.93		$12.63		$10.15	$6.26	$8.55
Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(a)	(0.08	)(a)	(0.07	)(a)	(0.06)	(0.08)	(0.04)
Net gain (loss) on securities (realized and unrealized)	1.49		2.40		0.67		2.54	3.97	(2.24)
Total from investment operations	1.43		2.32		0.60		2.48	3.89	(2.28)
Less distributions:
Dividends from net investment income	—		—		—		—	—	(0.01)
Distributions from realized gains	(0.08)		(0.92)		(0.30)		—	—	—
Total distributions	(0.08)		(0.92)		(0.30)		—	—	(0.01)
Net asset value, end of period	$15.68		$14.33		$12.93		$12.63	$10.15	$6.26
Total return	10.01	%†	19.08%		4.92%		24.43%	62.14%	(26.68)%
Ratios/supplemental data:
Net assets, end of period ($000)	912,103		664,770		609,424		461,440	274,793	154,909
Ratio of expenses to average net assets(b)	1.48	%*	1.59%		1.48%		1.51%	1.79%	1.81%
Ratio of net investment income (loss) to average net assets	(0.78	)%*	(0.61)%		(0.61)%		(0.64)%	(1.02)%	(0.43)%
Portfolio turnover rate	12	%†	32%		44%		64%	54%	58%

	Six months
	ended			Eight months
Partners III Opportunity Fund -	Sept. 30, 2013		Year ended	ended
Investor Class	(Unaudited)		March 31, 2013	March 31, 2012(c)
Net asset value, beginning of period	$14.26		$12.90	$12.08
Income (loss) from investment operations:
Net investment income (loss)(a)	(0.09)		(0.12)	(0.09)
Net gain on securities (realized and unrealized)	1.49		2.40	0.91
Total from investment operations	1.40		2.28	0.82
Less distributions:
Dividends from net investment income	—		—	—
Distributions from realized gains	(0.08)		(0.92)	—
Total distributions	(0.08)		(0.92)	—
Net asset value, end of period	$15.58		$14.26	$12.90
Total return	9.84	%†	18.81%	6.79	%†
Ratios/supplemental data:
Net assets, end of period ($000)	45,658		19,702	11,497
Ratio of net expenses to average net assets(d)	1.75	%*	1.85%	1.80	%*
Ratio of net investment income (loss) to average net assets	(1.23	)%*	(0.93)%	(1.06	)%*
Portfolio turnover rate	12	%†	32%	44%

*	Annualized
†	Not Annualized
(a)	Based on average daily shares outstanding
(b)
Included in the expense ratio is 0.14%, 0.14%, 0.11%, 0.15%, 0.26% and 0.12% related to interest expense and 0.18%, 0.27%, 0.18%, 0.16%, 0.30% and 0.47% related to dividend expense on securities sold short for the periods ended September 30, 2013, March 31, 2013, 2012, 2011, 2010 and 2009, respectively.

(c)	Initial offering of shares on August 1, 2011 (See Note 1).
(d)
Included in the expense ratio is 0.14%, 0.14% and 0.12% related to interest expense and 0.20%, 0.28% and 0.24% related to dividend expense on securities sold short for the periods ended September 30, 2013, March 31, 2013 and 2012, respectively. Absent expenses assumed by the Adviser, the expense ratio would have been 1.98%, 2.25% and 2.31% for the periods ended September 30, 2013, March 31, 2013 and 2012, respectively.

60 Weitz Funds	The accompanying notes form an integral part of these financial statements.

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Six months
	ended				Three months
	Sept. 30, 2013		Year ended March 31,		ended
Research Fund	(Unaudited)		2013	2012	March 31, 2011(a)
Net asset value, beginning of period	$10.83		$11.07	$10.38	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.01	0.01	—	#
Net gain on securities (realized and unrealized)	1.19		0.65	1.20	0.38
Total from investment operations	1.17		0.66	1.21	0.38
Less distributions:
Dividends from net investment income	—	#	(0.01)	(0.01)	—
Distributions from realized gains	—		(0.89)	(0.51)	—
Total distributions	—		(0.90)	(0.52)	—
Net asset value, end of period	$12.00		$10.83	$11.07	$10.38
Total return	10.82	%†	7.02%	12.32%	3.80	%†
Ratios/supplemental data:
Net assets, end of period ($000)	21,427		19,119	16,299	11,244
Ratio of net expenses to average net assets(b)	0.90	%*	0.90%	0.90%	0.90	%*
Ratio of net investment income (loss) to average net assets	(0.29	)%*	0.10%	0.15%	0.01	%*
Portfolio turnover rate	14	%†	97%	124%	12	%†

	Six months
	ended
	Sept. 30, 2013		Year ended March 31,
Hickory Fund	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$50.22		$42.53	$41.12	$31.77	$19.72	$30.53
Income (loss) from investment operations:
Net investment income (loss)	(0.16)		(0.25)	(0.26)	(0.20)	(0.21)	(0.04)
Net gain (loss) on securities (realized and unrealized)	4.90		7.94	1.67	9.55	12.26	(10.74)
Total from investment operations	4.74		7.69	1.41	9.35	12.05	(10.78)
Less distributions:
Dividends from net investment income	—		—	—	—	—	(0.03)
Distributions from realized gains	—		—	—	—	—	—
Total distributions	—		—	—	—	—	(0.03)
Net asset value, end of period	$54.96		$50.22	$42.53	$41.12	$31.77	$19.72
Total return	9.44	%†	18.08%	3.43%	29.43%	61.11%	(35.34)%
Ratios/supplemental data:
Net assets, end of period ($000)	514,896		432,086	330,257	322,628	206,116	133,813
Ratio of expenses to average net assets	1.22	%*	1.26%	1.27%	1.27%	1.29%	1.28%
Ratio of net investment income (loss) to average net assets	(0.67	)%*	(0.62)%	(0.64)%	(0.61)%	(0.79)%	(0.16)%
Portfolio turnover rate	13	%†	32%	38%	67%	61%	28%

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Initial offering of shares on December 31, 2010 (See Note 1)
(b)	Absent expenses assumed by the Adviser, the expense ratio would have been 1.60%, 1.70%, 1.83% and 2.89% for the periods ended September 30, 2013, March 31, 2013, 2012 and 2011, respectively.

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 61

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Six months
	ended
	Sept. 30, 2013		Year ended March 31,
Balanced Fund	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.58		$12.39	$11.74	$10.59	$7.71	$10.05
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.04	0.06	0.11	0.11	0.13
Net gain (loss) on securities (realized and unrealized)	0.57		1.20	0.67	1.14	2.89	(2.33)
Total from investment operations	0.56		1.24	0.73	1.25	3.00	(2.20)
Less distributions:
Dividends from net investment income	—	#	(0.05)	(0.08)	(0.10)	(0.12)	(0.14)
Distributions from realized gains	(0.23)		—	—	—	—	—
Total distributions	(0.23)		(0.05)	(0.08)	(0.10)	(0.12)	(0.14)
Net asset value, end of period	$13.91		$13.58	$12.39	$11.74	$10.59	$7.71
Total return	4.15	%†	10.02%	6.25%	11.84%	39.00%	(21.92)%
Ratios/supplemental data:
Net assets, end of period ($000)	127,951		98,105	88,531	85,138	77,969	52,149
Ratio of expenses to average net assets	1.09	%*	1.12%	1.14%	1.15%	1.17%	1.17%
Ratio of net investment income (loss) to average net assets	(0.21	)%*	0.30%	0.51%	0.97%	1.14%	1.37%
Portfolio turnover rate	13	%†	47%	46%	47%	45%	61%

*	Annualized
†	Not Annualized
#	Amount less than $0.01

62 Weitz Funds	The accompanying notes form an integral part of these financial statements.

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Six months
	ended
Short-Intermediate Income	Sept. 30, 2013		Year ended March 31,
Fund — Institutional Class	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.68		$12.48	$12.39	$12.25	$11.42	$11.74
Income (loss) from investment operations:
Net investment income	0.10	(a)	0.19 (a)	0.23 (a)	0.24	0.35	0.43
Net gain (loss) on securities (realized and unrealized)	(0.13)		0.26	0.13	0.19	0.84	(0.20)
Total from investment operations	(0.03)		0.45	0.36	0.43	1.19	0.23
Less distributions:
Dividends from net investment income	(0.12)		(0.25)	(0.27)	(0.29)	(0.36)	(0.45)
Distributions from realized gains	—		— #	—	—	—	(0.10)
Total distributions	(0.12)		(0.25)	(0.27)	(0.29)	(0.36)	(0.55)
Net asset value, end of period	$12.53		$12.68	$12.48	$12.39	$12.25	$11.42
Total return	(0.23	)%†	3.69%	2.93%	3.53%	10.51%	2.08%
Ratios/supplemental data:
Net assets, end of period ($000)	1,435,700		1,424,860	1,402,505	1,163,864	672,025	182,016
Ratio of expenses to average net assets	0.62	%*	0.62%	0.61%	0.64%	0.62%	0.69%
Ratio of net investment income to average net assets	1.61	%*	1.55%	1.84%	2.02%	3.17%	4.00%
Portfolio turnover rate	18	%†	37%	44%	38%	27%	25%

	Six months
	ended			Eight months
Short-Intermediate Income Fund —	Sept. 30, 2013		Year ended	ended
Investor Class	(Unaudited)		March 31, 2013	March 31, 2012(b)
Net asset value, beginning of period	$12.67		$12.47	$12.51
Income (loss) from investment operations:
Net investment income(a)	0.09		0.17	0.12
Net gain (loss) on securities (realized and unrealized)	(0.14)		0.26	0.02
Total from investment operations	(0.05)		0.43	0.14
Less distributions:
Dividends from net investment income	(0.11)		(0.23)	(0.18)
Distributions from realized gains	—		— #	—
Total distributions	(0.11)		(0.23)	(0.18)
Net asset value, end of period	$12.51		$12.67	$12.47
Total return	(0.37	)%†	3.46%	1.11	%†
Ratios/supplemental data:
Net assets, end of period ($000)	93,571		78,418	53,090
Ratio of net expenses to average net assets(c)	0.82	%*	0.82%	0.80	%*
Ratio of net investment income to average net assets	1.41	%*	1.36%	1.58	%*
Portfolio turnover rate	18	%†	37%	44%

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on August 1, 2011 (See Note 1)
(c)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.91%, 0.97% and 1.15% for the periods ended September 30, 2013, March 31, 2013 and 2012, respectively.

The accompanying notes form an integral part of these financial statements.	weitzinvestments.com 63

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Six months
	ended
Nebraska Tax-Free	Sept. 30, 2013		Year ended March 31,
Income Fund	(Unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.44		$10.44	$10.09	$10.15	$9.94	$9.95
Income (loss) from investment operations:
Net investment income	0.12		0.21	0.25	0.26	0.29	0.35
Net gain (loss) on securities (realized and unrealized)	(0.23)		0.01	0.36	(0.07)	0.21	— ^
Total from investment operations	(0.11)		0.22	0.61	0.19	0.50	0.35
Less distributions:
Dividends from net investment income	(0.12)		(0.21)	(0.26)	(0.25)	(0.29)	(0.36)
Distributions from realized gains	—		(0.01)	— ^	—	—	—
Total distributions	(0.12)		(0.22)	(0.26)	(0.25)	(0.29)	(0.36)
Net asset value, end of period	$10.21		$10.44	$10.44	$10.09	$10.15	$9.94
Total return	(1.05	)%†	2.02%	6.14%	1.87%	5.07%	3.62%
Ratios/supplemental data:
Net assets, end of period ($000)	71,221		103,764	93,589	89,273	81,914	60,587
Ratio of net expenses to average net assets(a)	0.72	%*	0.70%	0.71%	0.73%	0.75%	0.75%
Ratio of net investment income to average net assets	2.06	%*	1.97%	2.43%	2.49%	2.93%	3.56%
Portfolio turnover rate	2	%†	14%	8%	10%	13%	17%

	Six months
	ended
Government Money	Sept. 30, 2013		Year ended March 31,
Market Fund	(Unaudited)		2013		2012		2011	2010	2009
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	—	#	—	#	—	#	0.001	0.002	0.013
Net realized gain on securities	—		—	#	—	#	— #	— #	— #
Total from investment operations	—		—	#	—	#	0.001	0.002	0.013
Less distributions:
Dividends from net investment income	—	#	—	#	—	#	(0.001)	(0.001)	(0.013)
Distributions from realized gains	—		—	#	—	#	— #	(0.001)	—
Total distributions	—	#	—	#	—	#	(0.001)	(0.002)	(0.013)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Total return	0.00	%†	0.03%		0.03%		0.06%	0.18%	1.36%
Ratios/supplemental data:
Net assets, end of period ($000)	115,697		107,918		77,367		81,912	83,363	107,384
Ratio of net expenses to average net assets(b)	0.03	%*	0.04%		0.01%		0.07%	0.08%	0.10%
Ratio of net investment income to average net assets	0.01	%*	0.03%		0.03%		0.06%	0.11%	1.31%

*	Annualized
†	Not Annualized
^	Amount less than $0.01
#	Amount less than $0.001
(a)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.76% and 0.78% for the periods ended March 31, 2010 and 2009, respectively.
(b)
Absent expenses assumed by the Adviser, the expense ratio would have been, 0.68%, 0.70%, 0.72%, 0.73%, 0.76% and 0.75% for the periods ended September 30, 2013, March 31, 2013, 2012, 2011, 2010 and 2009, respectively.

64 Weitz Funds	The accompanying notes form an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013 • (UNAUDITED)

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2013, the Trust had nine series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

Each Fund offers one class of shares, except the Partners III Opportunity and Short-Intermediate Income Funds which each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and distribution (12b-1) fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class.

The Research Fund was originally organized in April 2005 as a Delaware limited partnership (the “Partnership”). Effective as of the close of business on December 31, 2010, the Partnership was reorganized into a series of the Trust through a tax-free exchange.

The investment objective of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with the preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to sixty days or less.

(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•	Money market funds are valued at the quoted net asset value. Short-term securities are valued at amortized cost, which approximates current value.

•	The value of securities for which market quotations are not readily available or are deemed unreliable, including

weitzinvestments.com 65

restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

•
Investment securities held by the Government Money Market Fund are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

The Board of Trustees has delegated the supervision of the daily valuation process to the Pricing Committee of the Trust’s Administrator, Weitz Investment Management, Inc. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.

(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2013 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

(e) Security Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees, registration fees and 12b-1 fees.

66 Weitz Funds

(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Fund Share Transactions

	Six months ended September 30, 2013		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Value
Sales	1,204,440	$48,355,978	2,510,646	$86,731,275
Redemptions	(2,186,629)	(88,132,694)	(6,966,059)	(234,027,713)
Reinvestment of distributions	—	—	29,368	935,947
Net increase (decrease)	(982,189)	$(39,776,716)	(4,426,045)	$(146,360,491)

Partners Value
Sales	2,857,470	$83,265,558	4,893,715	$119,694,545
Redemptions	(1,608,568)	(46,810,268)	(4,891,602)	(117,407,317)
Net increase (decrease)	1,248,902	$36,455,290	2,113	$2,287,228
Partners III - Institutional Class
Sales	13,398,340	$202,764,944	6,381,671	$83,711,169
Redemptions	(1,787,055)	(27,006,677)	(9,415,569)	(120,064,762)
Reinvestment of distributions	185,708	2,763,342	2,273,424	28,309,464
Net increase (decrease)	11,796,993	$178,521,609	(760,474)	$(8,044,129)

Partners III - Investor Class
Sales	1,887,683	$28,414,593	996,312	$12,935,386
Redemptions	(348,613)	(5,229,595)	(575,904)	(7,361,741)
Reinvestment of distributions	9,866	146,024	69,818	868,958
Net increase (decrease)	1,548,936	$23,331,022	490,226	$6,442,603

Research
Sales	89,010	$1,035,634	218,528	$2,233,224
Redemptions	(68,610)	(789,331)	(75,584)	(772,854)
Reinvestment of distributions	218	2,512	149,229	1,453,649
Net increase (decrease)	20,618	$248,815	292,173	$2,914,019

Hickory
Sales	1,494,188	$78,637,479	2,634,378	$119,680,734
Redemptions	(730,436)	(38,005,340)	(1,795,635)	(80,798,563)
Net increase (decrease)	763,752	$40,632,139	838,743	$38,882,171

Balanced
Sales	2,480,708	$34,293,447	479,459	$6,121,587
Redemptions	(635,174)	(8,742,634)	(424,070)	(5,306,331)
Reinvestment of distributions	125,214	1,705,424	26,071	327,564
Net increase (decrease)	1,970,748	$27,256,237	81,460	$1,142,820

Short-Intermediate Income - Institutional Class
Sales	21,518,379	$270,612,068	33,782,734	$425,951,083
Redemptions	(20,305,420)	(255,046,609)	(35,961,118)	(452,870,690)
Reinvestment of distributions	1,051,940	13,143,191	2,166,637	27,254,827
Net increase (decrease)	2,264,899	$28,708,650	(11,747)	$335,220

weitzinvestments.com 67

	Six months ended September 30, 2013		Year ended March 31, 2013
	Shares	Amount	Shares	Amount
Short-Intermediate Income - Investor Class
Sales	2,852,994	$35,759,438	4,144,000	$52,088,297
Redemptions	(1,622,331)	(20,333,680)	(2,311,445)	(29,073,166)
Reinvestment of distributions	60,688	757,166	98,621	1,238,781
Net increase (decrease)	1,291,351	$16,182,924	1,931,176	$24,253,912

Nebraska Tax-Free Income
Sales	595,105	$6,121,776	2,813,544	$29,552,975
Redemptions	(3,628,195)	(37,541,764)	(1,973,139)	(20,764,990)
Reinvestment of distributions	73,106	746,413	131,804	1,378,579
Net increase (decrease)	(2,959,984)	$(30,673,575)	972,209	$10,166,564

Government Money Market
Sales	41,935,906	$41,935,906	120,739,989	$120,739,989
Redemptions	(34,161,106)	(34,161,106)	(90,210,689)	(90,210,689)
Reinvestment of distributions	4,250	4,250	22,198	22,198
Net increase (decrease)	7,779,050	$7,779,050	30,551,498	$30,551,498

(4) Related Party Transactions
Each Fund has retained Weitz Investment Management, Inc. (formerly Wallace R. Weitz & Company, the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for each of the Weitz Equity Funds (other than the Partners III Fund) is as follows:

Average Daily Net Assets Break Points
Greater Than	Less Than or Equal To	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The annual investment advisory fee schedule for the Partners III Fund is as follows:
Average Daily Net Assets Break Points
Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of administration agreements, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust.

Each Fund, or class in the case of Partners III and Short-Intermediate Income Funds, pays the Adviser a monthly administrative fee based on their average daily net assets, plus third party expenses directly related to providing such services.

The Partners III and Short-Intermediate Income Funds have adopted Service and Distribution plans which authorize the Funds to pay the Distributor a distribution fee payable monthly equal to 0.25% per annum, of the average daily net assets of each Fund’s respective Investor Class.

Through July 31, 2014, the Adviser has contractually agreed to reimburse the Research and Government Money Market Funds or to pay directly a portion of the Funds’ expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.90% and 0.20%, respectively, of each Fund’s average daily net assets.

In addition, for the six months ended September 30, 2013, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.03% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Research and Government Money Market Funds for the six months ended September 30, 2013 were $72,342 and $352,316, respectively.

Through July 31, 2014, the Adviser has agreed in writing to limit the total class-specific operating expenses of the Investor Class shares of the Partners III and Short-Intermediate Income Funds to an amount no greater than 0.25% and 0.20% per annum, respectively, more than the total class-specific operating expenses of the Institutional Class shares of the respective Funds (in each case, as such expenses are expressed as a percentage of the average daily net assets of each Fund’s respective share class). The expenses reimbursed by the Adviser for the Investor Class shares of the Partners III and Short-Intermediate Income Funds for the six months ended September 30,32013 were $34,305 and $37,385, respectively.

As of September 30, 2013, the controlling shareholder of the Adviser held approximately 75% of the Research Fund, 54% of the Nebraska Tax-Free Income Fund, 31% of the Balanced Fund, 23% of the Partners III Fund, 11% of the Hickory Fund and 9% of the Government Money Market Fund.

68 Weitz Funds

(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows:

	Six months ended	Year ended	Six months ended	Year ended
Distributions paid from:	Sept. 30, 2013	March 31,2013	Sept. 30, 2013	March 31,2013
	Value		Partners III
Ordinary income	$—	$977,442	$—	$—
Long-term capital gains	—	—	4,177,296	40,892,306
Total distributions	$—	$977,442	$4,177,296	$40,892,306

	Research		Balanced
Ordinary income	$2,512	$561,288	$19,778	$334,280
Long-term capital gains	—	892,361	1,722,223	—
Total distributions	$2,512	$1,453,649	$1,742,001	$334,280

	Short-Intermediate Income		Nebraska Tax-Free Income
Ordinary income	$14,480,277	$29,290,943	$—	$9,650
Tax exempt income	—	—	909,397	1,987,413
Long-term capital gains	—	281,347	—	44,256
Total distributions	$14,480,277	$29,572,290	$909,397	$2,041,319

Government Money Market
Ordinary income	$4,980	$26,299

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

		Partners
	Value	Value	Partners III	Research	Hickory
Undistributed ordinary income	$—	$—	$—	$2,502	$—
Qualified late year ordinary loss deferral	(516,651)	(727,134)	(909,955)	—	(487,168)
Undistributed long-term gains	—	—	4,172,743	—	—
Capital loss carryforwards	(61,338,600)	(62,446,351)	—	—	(21,163,050)
Post October capital loss deferral	—	(1,413,387)	—	(315,441)	(1,979,422)
Net unrealized appreciation (depreciation)	247,144,208	193,386,331	185,604,085	2,724,624	90,925,354
	$185,288,957	$128,799,459	$188,866,873	$2,411,685	$67,295,714

		Short-
		Intermediate	Nebraska	Government
	Balanced	Income	Tax-Free Income	Money Market
Undistributed ordinary income	$19,132	$246,450	$—	$282
Undistributed tax exempt income	—	—	33,323	—
Undistributed long-term gains	1,721,745	—	—	—
Capital loss carryforwards	—	(1,426,361)	—	—
Post October capital loss deferral	—	(1,145,562)	(473)	—
Net unrealized appreciation (depreciation)	13,938,408	59,466,736	4,077,541	—
	$15,679,285	$57,141,263	$4,110,391	$282

The Value, Partners Value, Partners III and Hickory Funds elected to defer ordinary losses arising after December 31, 2012. Such losses are treated for tax purposes as arising on April 1, 2013.

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The expiration and character of the carryforwards are as follows:

				Short-
		Partners		Intermediate
	Value	Value	Hickory	Income
March 31, 2018 – Short term	$(61,338,600)	$(62,446,351)	$(21,163,050)	$—
Indefinite – Short term	—	—	—	(1,426,361)
Total capital loss carryforwards	$(61,338,600)	$(62,446,351)	$(21,163,050)	$(1,426,361)

weitzinvestments.com 69

The Partners Value, Research, Hickory, Short-Intermediate Income and Nebraska Tax-Free Income Funds elected to defer realized capital losses arising after October 1, 2012. Such losses are treated for tax purposes as arising on April 1, 2013.

(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

							Short-	Nebraska
		Partners					Intermediate	Tax-Free
	Value	Value	Partners III	Research	Hickory	Balanced	Income	Income
Purchases	$23,067,139	$28,302,394	$82,306,646	$2,262,879	$50,886,419	$14,756,596	$271,859,232	$1,339,436
Proceeds	106,311,993	46,167,432	74,780,157	2,677,356	40,577,547	7,707,874	226,605,536	30,010,389

The cost of investments is the same for financial reporting and Federal income tax purposes for the Value, Hickory, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Partners Value, Partners III, Research and Balanced Funds is $707,390,774, $692,853,666, $17,259,669 and $111,840,673, respectively.

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

							Short-	Nebraska
		Partners					Intermediate	Tax-Free
	Value	Value	Partners III	Research	Hickory	Balanced	Income	Income
Appreciation	$287,054,809	$249,601,810	$267,404,070	$4,282,072	$123,911,654	$16,700,486	$44,562,210	$2,320,124
Depreciation	(1,336)	(70,781)	(855,704)	(31,903)	(624,651)	(37,901)	(3,980,520)	(432,306)
Net	$287,053,473	$249,531,029	$266,548,366	$4,250,169	$123,287,003	$16,662,585	$40,581,690	$1,887,818

(a) Illiquid and Restricted Securities
The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2013, include the following:

	Acquisition
	Date	Partners III	Hickory
Intelligent Systems Corp.	12/03/91	$2,899,379	$—
LICT Corp.	9/09/96	—	2,228,509
Total cost of illiquid and/or restricted securities		$2,899,379	$2,228,509
Value at September 30, 2013		$3,427,700	$2,462,250
Percent of net assets at September 30, 2013		0.4%	0.5%

(b) Options Written
Transactions relating to options written for the six months ended September 30, 2013, are summarized as follows:

	Value		Partners Value
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options outstanding, beginning of period	—	$—	2,694	$185,608
Options written	500	296,406	800	806,115
Options exercised	(500)	(296,406)	(2,694)	(185,608)
Options closed	—	—	(400)	(237,125)
Options outstanding, end of period	—	$—	400	$568,990

70 Weitz Funds

	Partners III		Hickory
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options outstanding, beginning of period	8,419	$2,350,130	2,807	$196,394
Options written	2,575	4,158,928	100	45,999
Options exercised	(7,794)	(922,195)	(2,907)	(242,393)
Options expired	(125)	(81,061)	—	—
Options closed	(1,825)	(2,494,261)	—	—
Options outstanding, end of period	1,250	$3,011,541	—	$—

The locations in the Statements of Assets and Liabilities of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows:

			Fair Value at September 30, 2013		Average Month-End	Gross Notional Amount
			Asset	Liability	Notional	Outstanding
Fund	Type of Derivative	Location	Derivatives	Derivatives	Amount	Sept. 30, 2013
Value	Equity call options written	Options written, at value	$—	$—	$2,125,000	$—
Partners Value	Equity call options written	Options written, at value	—	(580,000)	2,900,000	3,600,000
Partners III	Put options purchased	Investments in securities	651,000	—	36,783,333	32,400,000
		at value
	Call options written	Options written, at value	—	(3,367,500)	41,445,833	45,850,000
	Equity put options written	Options written, at value	—	—	66,667	—
Hickory	Equity call options written	Options written, at value	—	—	312,500	—

Derivative positions open during the year and at period end are reflected for each Fund in the table above.

Transactions in derivative instruments during the six months ended September 30, 2013 by the Funds are recorded in the following locations in the Statements of Operations:

Fund	Type of Derivative	Location	Realized Gain (Loss)	Location	Change in Unrealized Gain (Loss)
Partners Value	Equity call options written	Net realized gain (loss) -	$(479,875)	Net unrealized appreciation	$400,747
		options written		(depreciation) - options written
Partners III	Put options purchased	Net realized gain (loss) -	(774,500)	Net unrealized appreciation	173,000
		unaffiliated issuers		(depreciation) - unaffiliated issuers
	Call options written	Net realized gain (loss) -	(2,456,841)	Net unrealized appreciation	2,505,431
		options written		(depreciation) - options written
Hickory	Equity call options written	Net realized gain (loss) -	—	Net unrealized appreciation	435,039
		options written		(depreciation) - options written

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of			Number of			Realized
	Shares Held	Gross	Gross	Shares Held	Value	Dividend	Gains/
	March 31, 2013	Additions	Reductions	Sept. 30, 2013	Sept. 30, 2013	Income	(Losses)
Partners III:
Intelligent Systems
Corp.†	2,270,000	—	—	2,270,000	$3,427,700	$—	$—

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

weitzinvestments.com 71

(8) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement
The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.635% at September 30, 2013). Interest is accrued daily and paid monthly. The Partners III Fund held a cash balance of $98,636,806, with the broker at September 30, 2013.

The Partners III Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(11) Concentration of Credit Risk
Approximately 83% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities);

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

•
Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•
Corporate and Municipal bonds. The fair value of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•
Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage-backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

72 Weitz Funds

•
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

•
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

•
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

•
Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2013, in valuing the Funds’ assets and liabilities carried at fair value:

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$171,912,562	$—	$—	$171,912,562
Information Technology	141,167,600	—	—	141,167,600
Financials	126,492,300	—	—	126,492,300
Health Care	116,207,400	—	—	116,207,400
Energy	81,874,640	—	—	81,874,640
Industrials	55,068,750	—	—	55,068,750
Materials	34,169,400	—	—	34,169,400
Consumer Staples	14,614,200	—	—	14,614,200
Cash Equivalents	302,988,781	—	—	302,988,781
Total Investments in Securities	$1,044,495,633	$—	$—	$1,044,495,633

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$221,363,250	$—	$—	$221,363,250
Financials	141,932,400	—	—	141,932,400
Information Technology	134,919,100	—	—	134,919,100
Health Care	93,022,000	—	—	93,022,000
Energy	49,270,750	—	—	49,270,750
Materials	16,934,325	—	—	16,934,325
Industrials	9,709,000	—	—	9,709,000
Consumer Staples	8,512,500	—	—	8,512,500
Cash Equivalents	281,258,478	—	—	281,258,478
Total Investments in Securities	$956,921,803	$—	$—	$956,921,803
Liabilities:
Options Written	$—	$(580,000)	$—	$(580,000)

weitzinvestments.com 73

Partners III
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$250,795,200	$—	$—	$250,795,200
Financials	145,281,300	—	—	145,281,300
Health Care	92,599,500	—	—	92,599,500
Information Technology	91,998,850	—	—	91,998,850
Energy	51,862,500	—	—	51,862,500
Industrials	22,263,190	3,427,700	—	25,690,890
Materials	16,266,769	—	—	16,266,769
Exchange Traded Funds	10,569,900	—	—	10,569,900
Put Options	—	651,000	—	651,000
Cash Equivalents	273,686,123	—	—	273,686,123
Total Investments in Securities	$955,323,332	$4,078,700	$—	$959,402,032
Liabilities:
Options Written	$—	$(3,367,500)	$—	$(3,367,500)
Securities Sold Short	(96,279,200)	—	—	(96,279,200)

Research
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Information Technology	$5,786,969	$—	$—	$5,786,969
Consumer Discretionary	5,012,867	—	—	5,012,867
Financials	1,738,610	—	—	1,738,610
Health Care	1,440,246	—	—	1,440,246
Industrials	1,335,876	—	—	1,335,876
Energy	1,154,345	—	—	1,154,345
Consumer Staples	309,000	—	—	309,000
Cash Equivalents	4,731,925	—	—	4,731,925
Total Investments in Securities	$21,509,838	$—	$—	$21,509,838

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$139,347,104	$—	$—	$139,347,104
Information Technology	58,376,706	—	—	58,376,706
Financials	49,514,400	—	—	49,514,400
Industrials	33,766,200	—	—	33,766,200
Health Care	23,659,850	—	—	23,659,850
Materials	19,354,550	—	—	19,354,550
Energy	13,431,600	—	—	13,431,600
Consumer Staples	4,518,000	—	—	4,518,000
Telecommunication Services	—	2,462,250	—	2,462,250
Cash Equivalents	170,321,427	—	—	170,321,427
Total Investments in Securities	$512,289,837	$2,462,250	$—	$514,752,087

74 Weitz Funds

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Information Technology	$11,216,542	$—	$—	$11,216,542
Financials	9,801,850	—	—	9,801,850
Consumer Discretionary	8,273,120	—	—	8,273,120
Health Care	7,979,360	—	—	7,979,360
Energy	5,171,225	—	—	5,171,225
Consumer Staples	3,706,021	—	—	3,706,021
Industrials	3,055,900	—	—	3,055,900
Materials	2,099,325	—	—	2,099,325
Corporate Bonds	—	9,300,310	—	9,300,310
Mortgage-Backed Securities	—	5,503,175	—	5,503,175
Commercial Mortgage-Backed Securities	—	371,124	—	371,124
Asset-Backed Securities	—	503,437	—	503,437
U.S. Treasury Notes	—	11,514,940	—	11,514,940
Cash Equivalents	50,006,929	—	—	50,006,929
Total Investments in Securities	$101,310,272	$27,192,986	$—	$128,503,258

Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	$—	$597,609,093	$—	$597,609,093
Convertible Bonds	—	17,998,750	—	17,998,750
Mortgage-Backed Securities	—	419,711,145	—	419,711,145
Commercial Mortgage-Backed Securities	—	51,420,119	—	51,420,119
Asset-Backed Securities	—	100,639,114	—	100,639,114
Taxable Municipal Bonds	—	19,231,120	—	19,231,120
U.S. Treasury Notes	—	205,567,935	—	205,567,935
Common Stocks	22,198,683	—	—	22,198,683
Cash Equivalents	72,348,063	—	—	72,348,063
Total Investments in Securities	$94,546,746	$1,412,177,276	$—	$1,506,724,022

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds:
Arizona	$—	$1,048,619	$—	$1,048,619
Florida	—	3,676,964	—	3,676,964
Illinois	—	277,377	—	277,377
Iowa	—	637,794	—	637,794
Nebraska	—	57,862,559	—	57,862,559
North Dakota	—	859,077	—	859,077
Puerto Rico	—	949,310	—	949,310
Tennessee	—	783,943	—	783,943
Texas	—	1,311,656	—	1,311,656
Virginia	—	1,032,886	—	1,032,886
Cash Equivalents	2,093,446	—	—	2,093,446
Total Investments in Securities	$2,093,446	$68,440,185	$—	$70,533,631

weitzinvestments.com 75

Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Treasury	$103,999,036	$—	$—	$103,999,036
Cash Equivalents	11,542,397	—	—	11,542,397
Total Investments in Securities	$115,541,433	$—	$—	$115,541,433

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer. During the six months ended September 30, 2013, there were no transfers between Level 1 and Level 2.

During the six months ended September 30, 2013, there were no assets in which significant unobservable inputs (Level 3) were used.

(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

76 Weitz Funds

ACTUAL AND HYPOTHETICAL EXPENSES FOR
COMPARISON PURPOSES • (UNAUDITED)

Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/13 –9/30/13” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning	Ending Account	Annualized	Expenses Paid
		Account Value	Value	Expense	from 4/01/13 -
		4/01/13	9/30/13	Ratio	9/30/13(1)
Value	Actual	$1,000.00	$1,068.12	1.18%	$6.12
	Hypothetical(2)	1,000.00	1,019.10	1.18	5.97
Partners Value	Actual	1,000.00	1,085.77	1.18	6.17
	Hypothetical(2)	1,000,00	1019.10	1.18	5.97
Partners III -	Actual	1,000.00	1,099.29	1.48	7.79
Institutional Class	Hypothetical(2)	1,000.00	1,017.60	1.48	7.49
Partners III -	Actual	1,000.00	1,098.44	1.75	9.21
Investor Class	Hypothetical(2)	1,000.00	1,016.25	1.75	8.85
Research	Actual	1,000.00	1,107.15	0.90	4.75
	Hypothetical(2)	1,000.00	1,020.50	0.90	4.56
Hickory	Actual	1,000.00	1,094.38	1.22	6.41
	Hypothetical(2)	1,000.00	1,018.90	1.22	6.17
Balanced	Actual	1,000.00	1,041.52	1.09	5.58
	Hypothetical(2)	1,000.00	1,019.55	1.09	5.52
Short-Intermediate Income -	Actual	1,000.00	997.68	0.62	3.10
Institutional Class	Hypothetical(2)	1,000.00	1,021.90	0.62	3.14
Short-Intermediate Income -	Actual	1,000.00	996.34	0.82	4.10
Investor Class	Hypothetical(2)	1,000.00	1,020.90	0.82	4.15
Nebraska Tax-Free Income	Actual	1,000.00	989.50	0.72	3.59
	Hypothetical(2)	1,000.00	1,021.40	0.72	3.65
Government	Actual	1,000.00	1,000.05	0.03	0.15
Money Market	Hypothetical(2)	1,000.00	1,024.85	0.03	0.15

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).

(2)	Assumes 5% total return before expenses.

weitzinvestments.com 77

OTHER INFORMATION
(UNAUDITED)

Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzinvestments.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzinvestments.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzinvestments.com.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Weitz Investment Management, Inc.
In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Weitz Investment Management, Inc. (“Weitz Inc.”). The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz Inc., the Board of Trustees requested, and Weitz Inc. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz Inc. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements at their in-person meeting held on May 23, 2013. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz Inc. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered were: (1) the nature and quality of services performed for the Funds; (2) the costs of providing such services to the Funds; (3) the potential profitability of the relationship between the Funds and Weitz Inc. and its affiliates; (4) comparative information on fees and expenses borne by other similar mutual funds; (5) other competitive factors; and (6) the potential for economies of scale that might be reflected in fee rates or schedules.

With respect to the equity funds managed by Weitz Inc., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.’s investment expertise and the investment strategies utilized by Weitz Inc. with respect to each of the Equity Funds. The Board discussed with management the fact that Weitz Inc. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also took into consideration the fact that the performance results achieved by Weitz Inc. for the Equity Funds was generally favorable on a short-term basis and on a longer-term basis and that Weitz Inc. produced these results in a manner consistent with the stated investment objectives and policies of these Funds. With respect to the Research Fund, the members of the Board took note of the

78 Weitz Funds

fact that the Fund had only commenced operations as a registered investment company as of January 1, 2011 and they therefore also considered the prior performance of the Research Fund for the period during which it was operated as a non-registered privately-offered partnership having the same investment objectives and strategies as the Fund.

In addition, the Board compared expenses of each of the Equity Funds to the expenses of their peers, noting that the expenses for each of the Equity Funds compare favorably with industry averages for other funds of similar size and investment objective. The Board also considered the fact that the advisory fees for Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund and Hickory Fund are each subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders as it permits economies of scale to be realized. They noted the range of investment advisory and administrative services provided by Weitz Inc. to the Equity Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. With respect to the Research Fund, the members of the Board took into consideration the written expense limitation agreement in place for the Research Fund pursuant to which Weitz Inc. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Research Fund through July 31, 2014.

The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. Among the factors the Board considered was the overall performance of the Balanced Fund relative to its respective benchmark indices as well as the performance of other funds in the Balanced Fund’s peer group. The Board noted that the performance results achieved by Weitz Inc. for the Balanced Fund were favorable and that Weitz Inc. produced these results in a manner consistent with the stated investment objectives and policies of the Balanced Fund. The Board also discussed with representatives of Weitz Inc. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its investment advisory fees. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments. In addition, the Board compared the expenses of the Balanced Fund to its peers, noting that the expenses of the Fund compared favorably with industry averages for other funds of similar size and investment objective. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Balanced Fund were to become more substantial and economies of scale were able to be realized.

The Board then considered each of the fixed income funds managed by Weitz Inc., consisting of the Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (the “Fixed Income Funds”) noting the applicable investment objectives, strategies and fee arrangements for each Fixed Income Fund, and noting Weitz Inc.’s investment expertise and the investment strategies utilized by Weitz Inc. with respect to each of the Fixed Income Funds. Among the factors the Board considered was the overall performance of the Fixed Income Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Fixed Income Funds’ peer group on a long-term basis and over shorter time periods. The Board noted that the performance results achieved by Weitz Inc. for the Fixed Income Funds was favorable on both a short-term and on a long-term basis and that Weitz Inc. produced these results in a manner consistent with the stated investment objectives and policies of each of the Fixed Income Funds. In addition, the Board compared expenses of each Fixed Income Fund to the expenses of its peers, noting that the expenses for each of the Fixed Income Funds compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each of the Fixed Income Funds, the Board discussed with representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each of the Fixed Income Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The Board also noted the range of investment advisory and administrative services provided by Weitz Inc. to the Fixed Income Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services.

In connection with their consideration of the continuation of the Agreements for the Funds, the Board took into consideration the contractual expense limitation agreements in place for the Research Fund, for the Government Money Market Fund, for the Investor Class shares of the Short-Intermediate Income Fund and for the Investor Class shares of Partners III Opportunity Fund as well as the voluntary fee waiver in place for each of the other Funds (other than Partners III Opportunity Fund and Short-Intermediate

weitzinvestments.com 79

OTHER INFORMATION
(UNAUDITED) • (CONTINUED)

Income Fund) pursuant to which Weitz Inc. has agreed to waive fees and/or reimburse expenses in order to limit the total operating expenses of the Funds.

The Board then considered various factors in addition to the fees, expenses and performance of each of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Funds since the inception of each of the Funds. They also took note of the fact that Weitz Inc. bears a substantial portion of the costs associated with the Funds’ participation in various “fund supermarket” programs out of their own resources, and conducts marketing efforts on behalf of the Funds out of their own resources. The Board also considered the continuing efforts undertaken on the part of Weitz Inc. out of its own resources to continue broadening their marketing and distribution efforts with respect to the Funds, including their increased use of Internet-based resources for use by shareholders, including increased use of social media access. The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc., and the financial soundness of Weitz Inc. as demonstrated by the financial information provided and reached a finding that the level of profitability was consistent with relevant industry averages. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing expenses that are borne directly by Weitz Inc. and they also considered the level of profitability without taking into consideration the impact of these marketing costs.

The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, the other types of accounts that they manage, and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to certain of the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the administration fees that are payable by the Funds to Weitz Inc. under the terms of the existing Administration Agreement. In considering the continuation of the Administration Agreement, the Board members indicated that they had considered various factors with respect to the administration fees, including the level and amount of these fees and the services provided by Weitz Inc. in connection with the Administration Agreement, in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Administration Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Administration Agreement are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefit the Funds and their shareholders. The Board considered that in connection with the multi-class structure maintained by two of the Funds, the Partners III Opportunity Fund and the Short-Intermediate Income Fund, Weitz Securities, Inc. is eligible to be compensated with Rule 12b-1 distribution fees from the Investor Class shares of each of those Funds in order to compensate Weitz Securities, Inc. for distribution-related services that it provides. The Board took note of the fact that Weitz Securities, Inc. generally pays all of the distribution fees that it receives to third party intermediaries that have clients invested in the Investor Class shares of these two Funds.

In addition, with respect to Partners III Opportunity Fund and Short-Intermediate Income Fund, which are the only two Funds in the Trust that are subject to the payment of Rule 12b-1 distribution fees and which are subject to separate Administration Agreements with Weitz Inc., the Board noted that Weitz Inc. had entered into Expense Limitation Agreements with respect to the Investor Class shares of these Funds in order to limit the total operating expenses of Investor Class shares.

80 Weitz Funds

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of Weitz Inc. to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration, as well as Weitz Inc.’s willingness to waive fees and/or reimburse expenses of the Funds, as necessary, in order to limit their overall operating expenses. They noted the overall level and quality of the investment advisory, administration and distribution services provided by Weitz Inc. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected management’s overall commitment to the continued successful growth and development of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

weitzinvestments.com 81

INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index blends the S&P 500 with the Barclays Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Barclays Intermediate U.S. Government/Credit
The Barclays Intermediate U.S. Government/Credit Index (BCIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

Barclays 5-Year Municipal Bond	The Barclays 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed- rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

82 Weitz Funds

Board of Trustees
Lorraine Chang
John W. Hancock
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser
Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian
Wells Fargo Bank, N.A.

Officers
Wallace R. Weitz, President
John R. Detisch, Vice President, Secretary &
    Chief Compliance Officer
Kenneth R. Stoll, Vice President & Chief
    Financial Officer
Bradley P. Hinton, Vice President

Distributor
Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent
Weitz Investment Management, Inc.

Sub-Transfer Agent
Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund
    Institutional Class - WPOPX
    Investor Class - WPOIX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund
    Institutional Class - WEFIX
    Investor Class - WSHNX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at weitzinvestments.com. Simply log in to your account and select “Electronic Delivery.”

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

11/1/13
weitzinvestments.com 83

Semi-Annual Report September 30, 2013

weitzinvestments.com

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz
   Wallace R. Weitz, President
Date: 11/1/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)* /s/ Wallace R. Weitz
                    Wallace R. Weitz, President

Date: 11/01/2013

By: (Signature and Title)* /s/ Kenneth R. Stoll
    Kenneth R. Stoll, Chief Financial Officer
Date: 11/01/2013

* Print the name and title of each signing officer under his or her signature.